UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03327

MFS SERIES TRUST XIII

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: February 28*

Date of reporting period: February 28, 2019

*

This Form N-CSR pertains to the following series of the Registrant: MFS Diversified Income Fund, MFS Government Securities Fund and MFS New Discovery Value Fund. The remaining series of the Registrant has a fiscal year end other than February 28.

ITEM 1.	REPORTS TO STOCKHOLDERS.

Annual Report

February 28, 2019

     MFS® Diversified Income Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

DIF-ANN

MFS® Diversified Income Fund

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Markets experienced a bout of volatility in late 2018 as a result of higher interest rates, international trade friction and geopolitical uncertainty surrounding issues such as

Brexit. But concern over those issues dissipated in the early months of 2019 due to a more dovish posture by the U.S. Federal Reserve, progress toward a trade pact between the United States and China, and a consensus forming in the British Parliament against a no-deal Brexit. Over the past year, U.S. equities have outperformed their global peers due in part to fiscal stimulus undertaken in late 2017 and early 2019, which helped maintain healthy levels of U.S. economic output against a backdrop of slowing global growth, though returns, on average, have been modest.

Globally, inflation remains largely subdued thanks in part to stable oil prices, though tight labor markets are keeping investors on the lookout for its potential reappearance. Rising incomes in many developed and emerging markets are supportive of gains in consumption, though a challenging backdrop for global trade has weighed on manufacturing in most regions. Should the U.S. and China reach a comprehensive trade agreement, sentiment could improve later this year.

As a global investment manager with nearly a century of expertise, MFS® firmly believes active risk management offers downside mitigation and may help improve investment outcomes. We built our active investment platform with this belief in mind. Our long-term perspective influences nearly every aspect of our business, ensuring that our investment decisions align with the investing time horizons of our clients.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

April 16, 2019

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
Simon Property Group, Inc., REIT	2.3%
Fannie Mae, 3.5%, 30 Years	2.1%
U.S. Treasury Notes, 1.75%, 11/30/2021	2.1%
Fannie Mae, 4%, 30 Years	1.9%
Public Storage, Inc., REIT	1.7%
Welltower, Inc., REIT	1.3%
Fannie Mae, 4.5%, 30 Years	1.3%
Medical Properties Trust, Inc., REIT	1.3%
Brixmor Property Group Inc., REIT	1.2%
Sun Communities, Inc., REIT	1.1%

GICS equity sectors (i)
Real Estate	23.0%
Health Care	3.4%
Consumer Staples	3.0%
Financials	2.2%
Energy	1.7%
Information Technology	1.6%
Utilities	1.5%
Industrials	1.5%
Consumer Discretionary	1.2%
Communication Services	1.2%
Materials	0.4%

Fixed income sectors (i)
Emerging Markets Bonds	18.5%
High Yield Corporates	15.4%
Mortgage-Backed Securities	11.6%
U.S. Treasury Securities	7.7%
U.S. Government Agencies	1.2%
Investment Grade Corporates	1.0%
Commercial Mortgage-Backed Securities	0.5%
Collateralized Debt Obligations	0.4%
Municipal Bonds	0.3%
Floating Rate Loans	0.1%
Asset-Backed Securities	0.1%
Non-U.S. Government Bonds (o)	0.0%

Portfolio Composition – continued

Composition including fixed income credit quality (a)(i)
AAA	1.0%
AA	0.6%
A	1.4%
BBB	7.2%
BB	12.9%
B	11.5%
CCC	1.6%
CC (o)	0.0%
U.S. Government	6.7%
Federal Agencies	12.8%
Not Rated	1.2%
Non-Fixed Income	40.7%
Cash & Cash Equivalents	3.3%
Other	(0.9)%

Issuer country weightings (i)(x)
United States	67.4%
Canada	2.4%
Switzerland	2.2%
United Kingdom	1.7%
France	1.4%
Argentina	1.2%
Japan	1.1%
China	1.0%
Chile	1.0%
Other Countries	20.6%

(a)

For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities and fixed income derivatives, which have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and/or commodity-linked derivatives. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.

(i)

For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

(o)	Less than 0.1%.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of the portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents and Other.

Portfolio Composition – continued

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

The fund invests a portion of its assets in the MFS High Yield Pooled Portfolio. Percentages include the indirect exposure to the underlying holdings, including investments in money market funds and Other, of the MFS High Yield Pooled Portfolio and not the direct exposure from investing in the MFS High Yield Pooled Portfolio itself.

Cash & Cash Equivalents includes any direct exposure to cash, direct and indirect exposure to investments in money market funds, cash equivalents, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s direct cash position and other assets and liabilities.

Other includes the direct and indirect equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS.

Percentages are based on net assets as of February 28, 2019.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

The MFS Diversified Income Fund (“fund”) includes investments in high yield corporate bonds, U.S. government debt, emerging markets debt, real estate investment trusts (“REITs”) and global equity securities.

For the twelve months ended February 28, 2019, Class A shares of the fund provided a total return of 6.10%, at net asset value. This compares with a return of 4.68% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index. The fund’s other benchmark, the MFS Diversified Income Fund Blended Index (“Blended Index”) generated a return of 6.46% over the reporting period. The Blended Index reflects the blended returns of various equity and fixed income market indices, with percentage allocations to each index designed to resemble the allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Market Environment

The global economy decelerated during the reporting period, led by weakness in China and Europe as business and investor sentiment was undermined by growing trade frictions. Slower growth, along with tighter financial conditions, contributed to an uptick in market volatility late in the period. Equity valuations fell and credit spreads widened, fueled in part by concerns that the US Federal Reserve was on course to further tighten monetary policy after it lifted rates for a fourth time during the period and indicated its intention to hike several more times while allowing its balance sheet to run off at its predetermined pace.

The market’s negative reaction to these policy signals prompted the Fed to reverse course at the end of the period and indicate that its policy was on hold as inflation pressures abated. The Fed also indicated that it will maintain a larger balance sheet than it had previously. These dovish shifts helped equity valuations rebound, reduced volatility and narrowed credit spreads. Central banks globally are tilting more dovish as well, with China lowering reserve requirements, The Bank of Canada and Bank of England holding rates steady and the European Central Bank acknowledging that it may not be able to hike rates in the fall of 2019 as it had earlier projected.

Emerging markets experienced considerable volatility during the period as tighter global financial conditions exposed structural weakness in some countries. Those pressures were somewhat relieved at the end of the period as the Fed adopted its more dovish posture. However, slowing global growth and ongoing trade frictions remained concerns.

From a geopolitical perspective, the lack of consensus in the United Kingdom on the best path toward a rapidly approaching Brexit, a fractious Eurosceptic Italian coalition government, large-scale protests in France over stagnant wages, and news that Germany’s Angela Merkel will not seek another term as chancellor were sources of uncertainty in Europe. In emerging markets, new Brazilian president Jair Bolsanaro took office, with markets generally encouraged by his market-friendly agenda. In contrast, markets were nervous about the less-market-friendly approach of Mexico’s new president Andres Manuel Lopez Obrador. For much of the period, the contentious

Management Review – continued

US-China trading relationship was a drag on global sentiment, although tentative signs of progress toward resolution helped steady markets late in the period. Concerns persisted about slowing Chinese economic activity.

Factors Affecting Performance

During the reporting period, both security selection and an overweight position in the fund’s emerging markets debt sleeve were primary detractors from performance relative to the Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index, which is a component of the Blended Index. Additionally, an overweight allocation to the U.S. Government debt segment held back relative returns.

Conversely, security selection and, to a lesser extent, an overweight position in the fund’s REIT segment contributed to relative performance as this asset class outpaced its respective benchmark, the MSCI U.S. REIT Index, during the reporting period. An underweight position in the fund’s high yield corporate debt sleeve also aided relative results as high yield securities lagged the Blended Index.

Respectfully,

Portfolio Manager(s)

Robert Almeida, Ward Brown, David Cole, Rick Gable, Matt Ryan, Jonathan Sage, Geoffrey Schechter, and Michael Skatrud

Note to Shareholders: Effective March 1, 2018, Robert Almeida and Michael Skatrud became Portfolio Managers of the Fund. Effective September 1, 2018, William Adams is no longer a Portfolio Manager of the Fund. Effective December 31, 2018, Jim Swanson is no longer a Portfolio Manager of the Fund.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 2/28/19

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 2/28/19

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	5/26/06	6.10%	4.82%	10.70%	N/A
C	5/26/06	5.40%	4.06%	9.88%	N/A
I	5/26/06	6.45%	5.08%	10.98%	N/A
R1	7/01/08	5.40%	4.04%	9.89%	N/A
R2	7/01/08	5.92%	4.58%	10.44%	N/A
R3	7/01/08	6.18%	4.84%	10.71%	N/A
R4	7/01/08	6.45%	5.10%	10.98%	N/A
R6	7/02/12	6.46%	5.18%	N/A	6.39%

Comparative benchmark(s)
Standard & Poor’s 500 Stock Index (f)		4.68%	10.67%	16.67%	N/A
MFS Diversified Income Fund Blended Index (f)(w)		6.46%	4.79%	10.80%	N/A
Bloomberg Barclays U.S. Government/Mortgage Bond Index (f)		3.37%	1.95%	2.74%	N/A
Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index (f)		4.31%	4.54%	11.41%	N/A
JPMorgan Emerging Markets Bond Index Global (f)		2.43%	4.76%	8.36%	N/A
MSCI All Country World High Dividend Yield Index (net div) (f)		1.54%	4.71%	12.54%	N/A
MSCI U.S. REIT Index (net div) (f)		19.80%	7.04%	17.04%	N/A

Average annual with sales charge
A With Initial Sales Charge (4.25%)		1.59%	3.91%	10.22%	N/A
C With CDSC (1% for 12 months) (v)		4.40%	4.06%	9.88%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.
(w)

As of February 28, 2019, the MFS Diversified Income Fund Blended Index (a custom index) was comprised of 25% Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index, 20% Bloomberg Barclays U.S. Government/Mortgage Bond Index, 15% JPMorgan Emerging Markets Bond Index Global, 20% Morgan Stanley Capital International (MSCI) U.S. REIT Index (net div), and 20% Morgan Stanley Capital International (MSCI) All Country World (ACWI) High Dividend Yield Index (net div).

Performance Summary – continued

Benchmark Definition(s)

Bloomberg Barclays U.S. Government/Mortgage Bond Index – measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index – a component of the Bloomberg Barclays U.S. High-Yield Corporate Bond Index, which measures performance of non-investment grade, fixed rate debt. The index limits the maximum exposure to any one issuer to 2%.

JPMorgan Emerging Markets Bond Index Global – measures the performance of U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds.

MSCI All Country World High Dividend Yield Index (net div) – is designed to reflect the performance of developed and emerging markets equities with higher-than-average dividend income and quality characteristics.

MSCI U.S. REIT Index (net div) – a market capitalization-weighted index that is designed to measure equity market performance for real estate investment trusts (REITs) that generate a majority of their revenue and income from real estate rental and leasing operations.

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, September 1, 2018 through February 28, 2019

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the MFS High Yield Pooled Portfolio, an underlying MFS Pooled Portfolio in which the fund invests. MFS Pooled Portfolios are mutual funds advised by MFS that do not pay management fees to MFS but do incur investment and operating costs. If these transactional and indirect costs were included, your costs would have been higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2018 through February 28, 2019.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 9/01/18	Ending Account Value 2/28/19	Expenses Paid During Period (p) 9/01/18-2/28/19
A	Actual	0.97%	$1,000.00	$1,023.02	$4.87
	Hypothetical (h)	0.97%	$1,000.00	$1,019.98	$4.86
C	Actual	1.73%	$1,000.00	$1,020.03	$8.66
	Hypothetical (h)	1.73%	$1,000.00	$1,016.22	$8.65
I	Actual	0.72%	$1,000.00	$1,025.11	$3.62
	Hypothetical (h)	0.72%	$1,000.00	$1,021.22	$3.61
R1	Actual	1.73%	$1,000.00	$1,020.04	$8.66
	Hypothetical (h)	1.73%	$1,000.00	$1,016.22	$8.65
R2	Actual	1.23%	$1,000.00	$1,022.57	$6.17
	Hypothetical (h)	1.23%	$1,000.00	$1,018.70	$6.16
R3	Actual	0.98%	$1,000.00	$1,023.84	$4.92
	Hypothetical (h)	0.98%	$1,000.00	$1,019.93	$4.91
R4	Actual	0.73%	$1,000.00	$1,025.11	$3.67
	Hypothetical (h)	0.73%	$1,000.00	$1,021.17	$3.66
R6	Actual	0.64%	$1,000.00	$1,024.73	$3.21
	Hypothetical (h)	0.64%	$1,000.00	$1,021.62	$3.21

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS

2/28/19

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 40.5%

Issuer	Shares/Par	Value ($)
Aerospace - 0.3%
Boeing Co.	21,381	$9,406,785

Airlines - 0.4%
Aena S.A.	21,687	$3,870,390
Air Canada (a)	463,553	11,663,239

		$15,533,629
Alcoholic Beverages - 0.1%
Molson Coors Brewing Co.	72,709	$4,483,237

Automotive - 0.4%
Magna International, Inc.	244,363	$12,894,538

Biotechnology - 0.2%
Biogen, Inc. (a)	22,592	$7,410,402

Broadcasting - 0.2%
Publicis Groupe	103,245	$5,722,657

Brokerage & Asset Managers - 0.1%
ASX Ltd.	34,457	$1,705,323

Business Services - 1.2%
DXC Technology Co.	149,484	$9,845,016
Equinix, Inc., REIT	76,181	32,262,654

		$42,107,670
Computer Software - 0.1%
Adobe Systems, Inc. (a)	19,560	$5,134,500

Computer Software - Systems - 0.2%
Hitachi Ltd.	186,700	$5,586,009
Construction - 0.2%
Persimmon PLC	140,086	$4,520,589
Toll Brothers, Inc.	107,269	3,818,776

		$8,339,365
Consumer Products - 0.5%
Kimberly-Clark Corp.	161,490	$18,866,877

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Electrical Equipment - 0.5%
Schneider Electric S.A.	224,923	$17,504,481

Electronics - 0.8%
Samsung Electronics Co. Ltd.	121,333	$4,865,402
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	562,477	21,964,727

		$26,830,129
Energy - Independent - 0.7%
Frontera Energy Corp.	72,682	$692,604
Marathon Petroleum Corp.	250,347	15,524,018
Phillips 66	88,717	8,548,770

		$24,765,392
Energy - Integrated - 1.0%
BP PLC	790,758	$5,604,904
China Petroleum & Chemical Corp.	10,280,000	8,879,060
Eni S.p.A.	155,953	2,690,278
Exxon Mobil Corp.	75,373	5,956,728
Galp Energia SGPS S.A.	389,249	6,388,901
LUKOIL PJSC, ADR	81,297	6,763,910

		$36,283,781
Food & Beverages - 0.6%
General Mills, Inc.	93,616	$4,412,122
J.M. Smucker Co.	57,329	6,071,715
Marine Harvest A.S.A. (l)	164,559	3,796,339
Tyson Foods, Inc., “A”	100,049	6,169,021

		$20,449,197
Food & Drug Stores - 0.2%
Wesfarmers Ltd.	329,507	$7,755,353

Insurance - 1.2%
AXA	258,673	$6,559,804
MetLife, Inc.	173,311	7,831,924
Prudential Financial, Inc.	65,927	6,319,103
Samsung Fire & Marine Insurance Co. Ltd.	3,655	979,801
Zurich Insurance Group AG	61,913	20,471,209

		$42,161,841
Machinery & Tools - 0.3%
Eaton Corp. PLC	112,500	$8,974,125

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Major Banks - 0.7%
ABSA Group Ltd.	372,705	$4,775,913
China Construction Bank	13,966,000	12,418,571
National Australia Bank Ltd.	90,368	1,610,897
Royal Bank of Canada	87,075	6,807,524

		$25,612,905
Medical & Health Technology & Services - 0.8%
HCA Healthcare, Inc.	100,990	$14,041,650
McKesson Corp.	10,870	1,382,229
Walgreens Boots Alliance, Inc.	173,334	12,339,647

		$27,763,526
Metals & Mining - 0.1%
POSCO	9,260	$2,165,360

Natural Gas - Distribution - 0.2%
ENGIE	383,032	$5,772,756

Network & Telecom - 0.2%
Cisco Systems, Inc.	156,466	$8,100,245

Other Banks & Diversified Financials - 0.2%
DBS Group Holdings Ltd.	132,300	$2,430,719
Komercni Banka A.S.	22,250	934,106
ORIX Corp.	157,200	2,273,417
Sberbank of Russia, ADR	155,350	1,982,266

		$7,620,508
Pharmaceuticals - 2.7%
Bayer AG	137,624	$11,001,660
Bristol-Myers Squibb Co.	263,536	13,614,270
Eli Lilly & Co.	51,423	6,494,211
Novartis AG	292,128	26,647,295
Pfizer, Inc.	279,023	12,095,647
Roche Holding AG	94,283	26,195,758

		$96,048,841
Real Estate - 21.6%
Alexandria Real Estate Equities, Inc., REIT	313,055	$42,541,044
American Homes 4 Rent, “A”, REIT	1,254,852	27,405,968
AvalonBay Communities, Inc., REIT	223,020	43,406,383
Boardwalk, REIT	676,685	21,170,350
Boston Properties, Inc., REIT	181,949	24,142,813

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Real Estate - continued
Brixmor Property Group Inc., REIT	2,169,381	$37,877,392
CK Asset Holdings Ltd.	405,000	3,361,349
Corporate Office Properties Trust, REIT	332,213	8,634,216
Equity Lifestyle Properties, Inc., REIT	299,428	32,529,858
Farmland Partners, Inc., REIT	380,839	1,957,512
Industrial Logistics Properties Trust, REIT	262,393	5,473,518
Medical Properties Trust, Inc., REIT	2,583,797	47,102,619
Mid-America Apartment Communities, Inc., REIT	387,794	40,167,702
Prologis, Inc., REIT	407,875	28,575,722
Public Storage, Inc., REIT	294,571	62,298,821
Rexford Industrial Realty, Inc., REIT	443,041	15,187,445
RPT Realty, REIT	1,826,287	23,157,319
Simon Property Group, Inc., REIT	440,029	79,715,654
STAG Industrial, Inc., REIT	830,129	22,977,971
STORE Capital Corp., REIT	1,264,234	41,049,678
Sun Communities, Inc., REIT	273,506	31,062,076
Unibail - Rodamco-Westfield, REIT	27,032	4,366,152
Urban Edge Properties, REIT	1,552,967	30,158,619
VICI Properties, Inc., REIT	944,292	20,122,863
W.P. Carey, Inc., REIT	263,314	19,451,005
Welltower, Inc., REIT	573,107	42,587,581

		$756,481,630
Restaurants - 0.4%
Greggs PLC	210,195	$4,990,379
Starbucks Corp.	135,672	9,532,315

		$14,522,694
Specialty Chemicals - 0.3%
PTT Global Chemical PLC	4,348,100	$9,934,572

Telecommunications - Wireless - 1.3%
American Tower Corp., REIT	91,729	$16,158,063
KDDI Corp.	611,100	14,739,536
SK Telecom Co. Ltd.	17,379	4,025,277
Vodafone Group PLC	5,501,548	9,798,382

		$44,721,258
Telephone Services - 0.2%
TELUS Corp.	173,491	$6,301,812
TELUS Corp.	61,009	2,215,847

		$8,517,659

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Tobacco - 1.4%
Imperial Brands PLC	237,121	$7,895,659
Japan Tobacco, Inc.	690,100	17,539,616
Philip Morris International, Inc.	255,117	22,179,872

		$47,615,147
Utilities - Electric Power - 1.2%
E.ON AG	281,460	$3,100,621
Exelon Corp.	353,085	17,156,400
SSE PLC	1,021,914	16,109,114
Xcel Energy, Inc.	102,612	5,629,294

		$41,995,429
Total Common Stocks (Identified Cost, $1,212,056,180)		$1,418,787,821

Bonds - 39.4%
Asset-Backed & Securitized - 1.1%
A Voce CLO Ltd., 2014-1A, “A1R”, FLR, 3.947% (LIBOR -3mo. + 1.16%), 7/15/2026 (n)	$2,969,991	$2,969,545
Chesapeake Funding II LLC, 2018-1A, “A1”, 3.04%, 4/15/2030 (n)	1,751,198	1,752,394
Chesapeake Funding II LLC, 2018-3A, “A1”, 3.39%, 1/15/2031 (n)	2,800,000	2,818,955
Citigroup Commercial Mortgage Trust, 2015-GC27, “A5”, 3.137%, 2/10/2048	2,850,000	2,833,335
Commercial Mortgage Trust, 2015-DC1, “A5”, 3.35%, 2/10/2048	2,574,000	2,571,338
Commercial Mortgage Trust, 2015-PC1, “A5”, 3.902%, 7/10/2050	1,800,000	1,852,155
CSAIL Commercial Mortgage Trust, 2015-C2, “A4”, 3.504%, 6/15/2057	58,835	59,316
Dryden Senior Loan Fund, 2018-55A, “A1”, CLO, FLR, 3.807% (LIBOR - 3mo. + 1.02%), 4/15/2031 (n)	2,267,245	2,240,580
GS Mortgage Securities Trust, 2015-GC30, “A4”, 3.382%, 5/10/2050	1,750,000	1,761,013
JPMBB Commercial Mortgage Securities Trust, 2014-C26, 3.494%, 1/15/2048	1,888,516	1,911,745
Loomis, Sayles & Co., CLO, “A2”, FLR, 4.179% (LIBOR -3mo. + 1.4%), 4/15/2028 (n)	2,261,785	2,229,322
Madison Park Funding Ltd., 2014-13A, “BR2”, FLR, 4.261% (LIBOR - 3mo. + 1.5%), 4/19/2030 (n)	2,390,920	2,358,129
Morgan Stanley Bank of America Merrill Lynch Trust, 2017-C34, “A4”, 3.536%, 11/15/2052	700,873	700,726
Morgan Stanley Capital I Trust, 2018-H4, “XA”, 0.869%, 12/15/2051 (i)	10,114,320	652,910

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
Symphony CLO Ltd., 2016-17A, “BR”, FLR, 3.987% (LIBOR - 3mo. + 1.2%), 4/15/2028 (n)	$2,026,203	$1,994,029
TICP CLO Ltd., FLR, 3.601% (LIBOR - 3mo. + 0.8%), 4/20/2028 (n)	3,317,451	3,290,059
UBS Commercial Mortgage Trust, 2017-C1, “A4”, 3.544%, 11/15/2050	1,505,000	1,493,924
Wells Fargo Commercial Mortgage Trust, 2015-C28, “A4”, 3.54%, 5/15/2048	1,516,848	1,533,887
Wells Fargo Commercial Mortgage Trust, 2015-NXS1, “A5”, 3.148%, 5/15/2048	1,258,254	1,246,548
Wells Fargo Commercial Mortgage Trust, 2016-LC25, “A4”, 3.64%, 12/15/2059	2,500,000	2,526,672
Wells Fargo Commercial Mortgage Trust, 2018-C48, “XA”, 0.958%, 1/15/2052 (i)(n)	5,970,996	438,796
West CLO Ltd. 2013-1A, “A1AR”, FLR, 3.899% (LIBOR -3mo. + 1.16%), 11/07/2025 (n)	328,834	328,693

		$39,564,071
Brokerage & Asset Managers - 0.0%
Banco BTG Pactual S.A. (Cayman Islands), 7.75% to 2/15/2024, FLR (CMT - 5yr. + 5.257%) to 2/15/2029 (n)	$1,643,000	$1,644,068

Cable TV - 0.1%
VTR Finance B.V., 6.875%, 1/15/2024 (n)	$3,818,000	$3,922,995

Chemicals - 0.2%
Consolidated Energy Finance S.A., 6.875%, 6/15/2025 (n)	$680,000	$663,000
Consolidated Energy Finance S.A., 6.875%, 6/15/2025	1,855,000	1,808,625
Sasol Chemicals (USA) LLC, 5.875%, 3/27/2024	1,629,000	1,689,275
Sasol Financing USA LLC, 6.5%, 9/27/2028	1,730,000	1,819,728
Sherwin Williams Co., 2.75%, 6/01/2022	1,564,000	1,538,126

		$7,518,754
Computer Software - 0.0%
Microsoft Corp., 3.125%, 11/03/2025	$476,000	$479,375

Computer Software - Systems - 0.0%
Apple, Inc., 3.25%, 2/23/2026	$1,404,000	$1,403,526

Conglomerates - 0.2%
Grupo KUO S.A.B. de C.V., 5.75%, 7/07/2027 (n)	$5,300,000	$5,150,381
United Technologies Corp., 3.95%, 8/16/2025	1,000,000	1,019,953

		$6,170,334

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Construction - 0.0%
Empresas ICA S.A.B. de C.V., 8.375%, 7/24/2019 (a)(d)(n)	$1,409,000	$228,963
Empresas ICA S.A.B. de C.V., 8.875%, 5/29/2024 (a)(d)	2,102,000	320,555
Empresas ICA S.A.B. de C.V., 8.875%, 5/29/2024 (a)(d)(n)	3,072,000	468,480

		$1,017,998
Consumer Products - 0.1%
Reckitt Benckiser Treasury Services PLC, 2.75%, 6/26/2024 (n)	$1,734,000	$1,678,389

Consumer Services - 0.1%
Alibaba Group Holding Ltd., 3.4%, 12/06/2027	$3,224,000	$3,086,633

Containers - 0.1%
San Miguel Industrias PET S.A., 4.5%, 9/18/2022 (n)	$2,724,000	$2,689,950
San Miguel Industrias PET S.A., 4.5%, 9/18/2022	1,606,000	1,585,925

		$4,275,875
Emerging Market Quasi-Sovereign - 4.0%
Abu Dhabi Crude Oil Pipeline, 3.65%, 11/02/2029 (n)	$802,000	$786,361
Abu Dhabi Crude Oil Pipeline, 4.6%, 11/02/2047 (n)	3,245,000	3,287,425
Aeropuerto Internacional de Tocumen S.A., 6%, 11/18/2048 (n)	2,833,000	3,012,895
Autoridad del Canal de Panama, 4.95%, 7/29/2035 (n)	281,000	292,594
Autoridad del Canal de Panama, 4.95%, 7/29/2035	1,220,000	1,270,337
Banco do Brasil S.A. (Cayman Branch), 9.25%, 2/15/2029	433,000	478,036
Banco do Brasil S.A. (Cayman Branch), 4.625%, 1/15/2025	2,728,000	2,699,356
CEMIG Geracao e Transmissao S.A., 9.25%, 12/05/2024 (n)	357,000	396,391
Corporacion Nacional del Cobre de Chile, 4.375%, 2/05/2049 (n)	2,000,000	1,951,800
Empresa Nacional del Petroleo, 4.375%, 10/30/2024 (n)	2,469,000	2,511,687
Empresa Nacional del Petroleo, 5.25%, 11/06/2029 (n)	1,233,000	1,303,198
Equate Petrochemical B.V., 4.25%, 11/03/2026	1,500,000	1,497,633
Eskom Holdings SOC Ltd., 6.35%, 8/10/2028 (n)	2,885,000	2,955,302
Eskom Holdings SOC Ltd., 8.45%, 8/10/2028 (n)	1,043,000	1,106,734
Export-Import Bank of India, 3.875%, 2/01/2028 (n)	10,026,000	9,625,983
JSC State Savings Bank of Ukraine, 9.625%, 3/20/2025	3,063,000	3,017,545
Kazakhstan Temir Zholy Finance B.V., 4.85%, 11/17/2027 (n)	6,560,000	6,658,400
KazMunayGas National Co., JSC, 5.375%, 4/24/2030 (n)	6,669,000	6,902,415
KazMunayGas National Co., JSC, 5.375%, 4/24/2030	3,453,000	3,573,855
KazMunayGas National Co., JSC, 6.375%, 10/24/2048	3,652,000	3,930,867
Lima Metro Line 2 Finance Ltd., 5.875%, 7/05/2034	4,620,000	4,731,804
Magyar Export-Import Bank PLC, 4%, 1/30/2020	2,518,000	2,529,311

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Emerging Market Quasi-Sovereign - continued
NTPC Ltd., 7.375%, 8/10/2021	INR	120,000,000	$1,630,622
NTPC Ltd., 7.25%, 5/03/2022		90,000,000	1,217,146
NTPC Ltd., 4.375%, 11/26/2024		$5,157,000	5,175,142
OCP S.A., 6.875%, 4/25/2044		2,448,000	2,663,424
Office Cherifien des Phosphates, 4.5%, 10/22/2025 (n)		2,898,000	2,869,484
Office Cherifien des Phosphates, 6.875%, 4/25/2044 (n)		2,519,000	2,740,672
Petroamazonas, 4.625%, 11/06/2020 (n)		302,000	291,430
Petrobras Global Finance B.V., 8.75%, 5/23/2026		2,801,000	3,303,807
Petrobras Global Finance B.V., 5.75%, 2/01/2029		2,057,000	2,050,520
Petrobras International Finance Co., 6.75%, 1/27/2041		2,276,000	2,322,373
Petroleos del Peru S.A., 4.75%, 6/19/2032 (n)		4,117,000	4,055,245
Petroleos del Peru S.A., 5.625%, 6/19/2047 (n)		379,000	386,580
Petroleos del Peru S.A., 5.625%, 6/19/2047		4,758,000	4,853,160
Petroleos Mexicanos, 6.75%, 9/21/2047		5,319,000	4,622,477
PT Indonesia Asahan Aluminium (Persero), 5.71%, 11/15/2023 (n)		1,120,000	1,182,142
PT Perusahaan Listrik Negara, 5.45%, 5/21/2028 (n)		2,190,000	2,282,780
PT Perusahaan Listrik Negara, 5.375%, 1/25/2029 (n)		1,958,000	2,027,902
PT Perusahaan Listrik Negara, 6.15%, 5/21/2048 (n)		1,317,000	1,402,061
Southern Gas Corridor CJSC, 6.875%, 3/24/2026 (n)		8,595,000	9,568,367
State Grid Overseas Investment (2016) Ltd., 3.5%, 5/04/2027 (n)		3,774,000	3,665,872
State Grid Overseas Investment (2016) Ltd., 3.5%, 5/04/2027		7,145,000	6,940,290
State Oil Company of the Azerbaijan Republic, 4.75%, 3/13/2023		3,933,000	3,975,162
State Oil Company of the Azerbaijan Republic, 6.95%, 3/18/2030		1,463,000	1,618,444
Trade & Development Bank of Mongolia LLC, 9.375%, 5/19/2020		4,312,000	4,497,821

			$139,862,852
Emerging Market Sovereign - 9.7%
Arab Republic of Egypt, 6.125%, 1/31/2022 (n)		$2,754,000	$2,795,304
Arab Republic of Egypt, 6.125%, 1/31/2022		8,324,000	8,448,843
Arab Republic of Egypt, 5.577%, 2/21/2023 (n)		3,045,000	3,029,775
Arab Republic of Egypt, 5.875%, 6/11/2025		2,005,000	1,979,416
Arab Republic of Egypt, 7.5%, 1/31/2027		1,900,000	1,964,315
Arab Republic of Egypt, 6.588%, 2/21/2028 (n)		4,360,000	4,245,768
Arab Republic of Egypt, 7.6%, 3/01/2029 (n)		4,598,000	4,710,651
Arab Republic of Egypt, 8.5%, 1/31/2047		640,000	654,787
Arab Republic of Egypt, 8.7%, 3/01/2049 (n)		2,692,000	2,792,950
Dominican Republic, 5.5%, 1/27/2025 (n)		1,211,000	1,229,165

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Emerging Market Sovereign - continued
Dominican Republic, 6.875%, 1/29/2026		$5,450,000	$5,906,437
Dominican Republic, 5.95%, 1/25/2027		3,057,000	3,168,581
Dominican Republic, 6%, 7/19/2028 (n)		5,087,000	5,265,045
Dominican Republic, 6.5%, 2/15/2048 (n)		4,694,000	4,705,735
Emirate of Abu Dhabi, 3.125%, 10/11/2027 (n)		443,000	431,380
Emirate of Abu Dhabi, 4.125%, 10/11/2047 (n)		590,000	584,849
Federal Republic of Nigeria, 7.625%, 11/21/2025 (n)		1,927,000	2,047,438
Federal Republic of Nigeria, 6.5%, 11/28/2027 (n)		2,571,000	2,526,110
Federal Republic of Nigeria, 7.143%, 2/23/2030 (n)		1,113,000	1,108,871
Federal Republic of Nigeria, 7.696%, 2/23/2038 (n)		1,425,000	1,406,903
Federal Republic of Nigeria, 7.696%, 2/23/2038		4,078,000	4,026,209
Federative Republic of Brazil, 5%, 1/27/2045		2,604,000	2,369,640
Federative Republic of Brazil, 5.625%, 2/21/2047		1,678,000	1,646,974
Government of Jamaica, 7.875%, 7/28/2045		432,000	513,000
Government of Papua New Guinea, 8.375%, 10/04/2028 (n)		1,069,000	1,135,813
Government of Ukraine, 7.75%, 9/01/2022		4,009,000	3,898,753
Government of Ukraine, 8.994%, 2/01/2024 (n)		1,928,000	1,908,759
Government of Ukraine, 7.75%, 9/01/2024 (n)		2,600,000	2,449,980
Government of Ukraine, 7.75%, 9/01/2024		2,000,000	1,884,600
Government of Ukraine, 7.75%, 9/01/2025 (n)		2,600,000	2,420,548
Government of Ukraine, 7.75%, 9/01/2025		4,148,000	3,861,705
Government of Ukraine, 7.75%, 9/01/2026		6,867,000	6,335,220
Ivory Coast, 5.75%, 12/31/2032		2,578,345	2,440,197
Kingdom of Morocco, 5.5%, 12/11/2042		2,188,000	2,297,400
Kingdom of Saudi Arabia, 4.375%, 4/16/2029 (n)		5,264,000	5,369,175
Oriental Republic of Uruguay, 4.375%, 1/23/2031		1,415,000	1,442,593
Oriental Republic of Uruguay, 4.125%, 11/20/2045		1,312,000	1,220,160
Oriental Republic of Uruguay, 4.975%, 4/20/2055		3,778,000	3,798,817
Republic of Angola, 8.25%, 5/09/2028 (n)		4,896,000	5,097,421
Republic of Argentina, 0%, 4/30/2019	ARS	52,941,000	1,637,072
Republic of Argentina, 6.875%, 4/22/2021		$4,987,000	4,730,219
Republic of Argentina, 4.625%, 1/11/2023		7,576,000	6,428,312
Republic of Argentina, 7.5%, 4/22/2026		2,928,000	2,548,853
Republic of Argentina, 6.875%, 1/26/2027		4,875,000	4,046,250
Republic of Argentina, 5.875%, 1/11/2028		4,330,000	3,377,400
Republic of Argentina, 2.5%, 12/31/2038		3,066,000	1,789,042
Republic of Argentina, 7.625%, 4/22/2046		3,061,000	2,448,800
Republic of Argentina, FLR, 59.563% (Argentina Badlar -7 Day), 6/21/2020	ARS	88,124,000	2,439,634
Republic of Belarus, 7.625%, 6/29/2027 (n)		$2,102,000	2,261,163
Republic of Belarus, 7.625%, 6/29/2027		609,000	655,113
Republic of Chile, 4.7%, 9/01/2030	CLP	1,020,000,000	1,600,241
Republic of Colombia, 3.875%, 4/25/2027		$1,350,000	1,330,439

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Emerging Market Sovereign - continued
Republic of Colombia, 4.5%, 3/15/2029		$1,844,000	$1,884,568
Republic of Colombia, 6.125%, 1/18/2041		2,582,000	2,917,660
Republic of Colombia, 5%, 6/15/2045		5,143,000	5,150,766
Republic of Colombia, 5.2%, 5/15/2049		2,306,000	2,357,885
Republic of Costa Rica, 7%, 4/04/2044		247,000	234,650
Republic of Cote d’Ivoire, 5.25%, 3/22/2030 (n)	EUR	2,432,000	2,632,667
Republic of Ecuador, 7.95%, 6/20/2024		$5,425,000	5,374,547
Republic of Ecuador, 9.625%, 6/02/2027		2,693,000	2,797,219
Republic of Ecuador, 7.875%, 1/23/2028 (n)		692,000	656,500
Republic of Ecuador, 7.875%, 1/23/2028		8,394,000	7,963,388
Republic of El Salvador, 5.875%, 1/30/2025		1,684,000	1,628,209
Republic of El Salvador, 7.625%, 2/01/2041		4,133,000	4,201,194
Republic of Gabon, 6.95%, 6/16/2025		3,072,000	2,968,934
Republic of Hungary, 5.75%, 11/22/2023		5,468,000	5,987,460
Republic of Hungary, 5.375%, 3/25/2024		11,712,000	12,720,403
Republic of Indonesia, 4.75%, 1/08/2026 (n)		4,918,000	5,093,917
Republic of Indonesia, 4.35%, 1/08/2027		7,986,000	8,067,457
Republic of Indonesia, 8.375%, 3/15/2034	IDR	22,091,000,000	1,604,029
Republic of Indonesia, 7.5%, 5/15/2038		52,848,000,000	3,487,235
Republic of Kenya, 6.875%, 6/24/2024		$3,222,000	3,307,383
Republic of Kenya, 7.25%, 2/28/2028 (n)		3,480,000	3,516,644
Republic of Kenya, 8.25%, 2/28/2048 (n)		1,974,000	1,987,226
Republic of Mongolia, 5.625%, 5/01/2023		1,683,000	1,697,511
Republic of Panama, 3.875%, 3/17/2028		2,654,000	2,699,118
Republic of Panama, 4.5%, 4/16/2050		1,283,000	1,284,296
Republic of Paraguay, 6.1%, 8/11/2044		4,048,000	4,440,575
Republic of Paraguay, 5.6%, 3/13/2048 (n)		1,194,000	1,240,411
Republic of Paraguay, 5.6%, 3/13/2048		2,669,000	2,772,744
Republic of Paraguay, 5.4%, 3/30/2050 (n)		1,369,000	1,388,440
Republic of Philippines, 8%, 7/19/2031	PHP	75,570,000	1,645,116
Republic of Rwanda, 6.625%, 5/02/2023		$1,257,000	1,285,534
Republic of Senegal, 4.75%, 3/13/2028 (n)	EUR	1,883,000	2,087,630
Republic of Senegal, 4.75%, 3/13/2028		1,153,000	1,278,299
Republic of Senegal, 6.75%, 3/13/2048		$1,061,000	966,147
Republic of South Africa, 4.875%, 4/14/2026		5,118,000	5,062,398
Republic of South Africa, 4.85%, 9/27/2027		3,468,000	3,372,318
Republic of South Africa, 5.875%, 6/22/2030		4,330,000	4,434,249
Republic of Sri Lanka, 5.75%, 4/18/2023 (n)		810,000	785,954
Republic of Sri Lanka, 6.125%, 6/03/2025		9,785,000	9,348,931
Republic of Turkey, 3.25%, 3/23/2023		2,486,000	2,270,712
Republic of Turkey, 7.25%, 12/23/2023		1,967,000	2,050,420
Republic of Turkey, 5.75%, 3/22/2024		5,759,000	5,650,040
Republic of Turkey, 6%, 3/25/2027		13,331,000	12,754,834

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Emerging Market Sovereign - continued
Republic of Turkey, 6.875%, 3/17/2036		$3,197,000	$3,069,120
Russian Federation, 4.75%, 5/27/2026		5,400,000	5,481,000
Russian Federation, 4.25%, 6/23/2027		3,600,000	3,525,480
Russian Federation, 4.375%, 3/21/2029 (n)		7,800,000	7,611,521
Russian Federation, 5.25%, 6/23/2047		2,400,000	2,379,418
Socialist Republic of Vietnam, 4.8%, 11/19/2024		1,543,000	1,613,049
State of Qatar, 5.103%, 4/23/2048 (n)		5,813,000	6,270,774
United Mexican States, 3.75%, 1/11/2028		2,895,000	2,771,963
United Mexican States, 8.5%, 5/31/2029	MXN	88,240,000	4,658,715

			$340,848,483
Energy - Independent - 0.2%
Afren PLC, 11.5%, 2/01/2020 (a)(d)(z)		$200,000	$164
Hunt Oil Co. of Peru LLC, 6.375%, 6/01/2028 (n)		1,986,000	2,097,712
Hunt Oil Co. of Peru LLC, 6.375%, 6/01/2028		1,526,000	1,611,838
Tengizchevroil Finance Co. International Ltd., 4%, 8/15/2026 (n)		2,119,000	2,040,699

			$5,750,413
Energy - Integrated - 0.0%
Inkia Energy Ltd., 5.875%, 11/09/2027 (n)		$901,000	$869,474

Food & Beverages - 0.2%
Central American Bottling Corp., 5.75%, 1/31/2027 (n)		$800,000	$812,000
Corporacion Lindley S.A., 6.75%, 11/23/2021 (n)		1,145,000	1,209,406
Corporacion Lindley S.A., 6.75%, 11/23/2021		1,010,000	1,066,812
Marb Bondco PLC, 7%, 3/15/2024 (n)		1,648,000	1,622,786
MHP Lux S.A., 6.95%, 4/03/2026 (n)		3,200,000	2,935,232

			$7,646,236
Forest & Paper Products - 0.1%
Suzano Austria GmbH, 6%, 1/15/2029 (n)		$1,631,000	$1,727,637

Gaming & Lodging - 0.1%
Sands China Ltd., 5.4%, 8/08/2028		$2,871,000	$2,915,483

Industrial - 0.0%
Indika Energy Capital II Pte. Ltd., 5.875%, 11/09/2024 (n)		$1,412,000	$1,321,511

International Market Sovereign - 0.1%
Government of Bermuda, 4.75%, 2/15/2029 (n)		$1,582,000	$1,649,235

Local Authorities - 0.3%
Buenos Aires Province, 7.5%, 6/01/2027 (n)		$1,989,000	$1,829,900
Province of Santa Fe, 6.9%, 11/01/2027		2,012,000	1,569,360

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Local Authorities - continued
Provincia de Cordoba, 7.125%, 6/10/2021	$7,306,000	$6,696,022

		$10,095,282
Major Banks - 0.1%
Bank of America Corp., 3.124% to 1/20/2022, FLR (LIBOR - 3mo. + 1.16%) to 1/20/2023	$2,175,000	$2,164,698
UBS Group Funding (Switzerland) AG, 3.491%, 5/23/2023 (n)	829,000	826,795

		$2,991,493
Medical & Health Technology & Services - 0.1%
Montefiore Obligated Group, 5.246%, 11/01/2048	$3,192,000	$3,334,625

Metals & Mining - 0.2%
First Quantum Minerals Ltd., 7.25%, 4/01/2023	$683,000	$671,048
First Quantum Minerals Ltd., 6.5%, 3/01/2024	1,072,000	1,015,720
Petra Diamonds U.S. Treasury PLC, 7.25%, 5/01/2022 (n)	682,000	634,260
Petra Diamonds U.S. Treasury PLC, 7.25%, 5/01/2022	2,699,000	2,510,070
Vale S.A., 6.25%, 8/10/2026	1,555,000	1,649,855

		$6,480,953
Mortgage-Backed - 11.6%
Fannie Mae, 4.5%, 6/01/2019 - 8/01/2046	$26,888,655	$28,205,506
Fannie Mae, 5.5%, 7/01/2019 - 4/01/2040	5,270,654	5,731,363
Fannie Mae, 4.785%, 8/01/2019	47,133	47,365
Fannie Mae, 5.05%, 8/01/2019	21,509	21,640
Fannie Mae, 4.6%, 9/01/2019	117,273	118,105
Fannie Mae, 4.67%, 9/01/2019	26,355	26,566
Fannie Mae, 5%, 9/01/2019 - 3/01/2042	6,820,778	7,297,833
Fannie Mae, 4.14%, 8/01/2020	38,033	38,709
Fannie Mae, 5.19%, 9/01/2020	82,303	83,549
Fannie Mae, 3.416%, 10/01/2020	282,412	284,973
Fannie Mae, 4.58%, 1/01/2021	395,678	401,587
Fannie Mae, 3.99%, 7/01/2021	361,653	370,811
Fannie Mae, 6%, 7/01/2021 - 6/01/2038	345,588	377,978
Fannie Mae, 2.152%, 1/25/2023	1,298,000	1,269,355
Fannie Mae, 2.41%, 5/01/2023	225,283	222,712
Fannie Mae, 2.55%, 5/01/2023	194,310	193,122
Fannie Mae, 2.62%, 5/01/2023	267,077	266,151
Fannie Mae, 3.65%, 9/01/2023	787,337	809,434
Fannie Mae, 3.78%, 10/01/2023	462,356	480,967
Fannie Mae, 3.92%, 10/01/2023	987,000	1,029,032
Fannie Mae, 3.5%, 5/25/2025 - 8/01/2047	67,054,468	67,410,982
Fannie Mae, 2.7%, 7/01/2025	680,000	668,943

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Mortgage-Backed - continued
Fannie Mae, 3.59%, 9/01/2026	$363,356	$375,832
Fannie Mae, 2.597%, 12/25/2026	3,827,000	3,680,572
Fannie Mae, 3.043%, 3/25/2028	2,027,000	1,996,210
Fannie Mae, 3.23%, 1/01/2029	4,065,094	4,046,811
Fannie Mae, 4.01%, 1/01/2029	692,705	725,472
Fannie Mae, 4.96%, 6/01/2030	1,104,591	1,227,215
Fannie Mae, 3%, 12/01/2031 - 11/01/2046	26,069,236	25,810,661
Fannie Mae, 6.5%, 1/01/2033 - 10/01/2037	99,996	111,323
Fannie Mae, 4%, 9/01/2040 - 9/01/2047	61,990,753	63,715,673
Fannie Mae, 2%, 5/25/2044 - 4/25/2046	2,410,190	2,313,995
Fannie Mae, TBA, 2.5%, 3/01/2034 - 4/01/2034	1,375,000	1,348,198
Freddie Mac, 2.086%, 3/25/2019	27,858	27,804
Freddie Mac, 1.883%, 5/25/2019	543,753	542,474
Freddie Mac, 2.456%, 8/25/2019	1,033,631	1,031,109
Freddie Mac, 4.186%, 8/25/2019	1,484,668	1,487,845
Freddie Mac, 4.251%, 1/25/2020	400,000	403,230
Freddie Mac, 4.224%, 3/25/2020	309,204	312,096
Freddie Mac, 5%, 5/01/2020 - 6/01/2040	162,418	169,831
Freddie Mac, 3.808%, 8/25/2020	806,000	814,434
Freddie Mac, 3.034%, 10/25/2020	499,961	500,637
Freddie Mac, 2.856%, 1/25/2021	1,424,597	1,423,769
Freddie Mac, 6%, 5/01/2021 - 10/01/2038	410,579	450,346
Freddie Mac, 2.791%, 1/25/2022	2,010,000	2,006,874
Freddie Mac, 2.455%, 3/25/2022	1,416,866	1,407,569
Freddie Mac, 2.716%, 6/25/2022	1,295,920	1,291,140
Freddie Mac, 2.51%, 11/25/2022	2,731,000	2,703,473
Freddie Mac, 2.637%, 1/25/2023	1,000,000	994,140
Freddie Mac, 3.32%, 2/25/2023	1,277,000	1,301,033
Freddie Mac, 3.25%, 4/25/2023	1,700,000	1,728,211
Freddie Mac, 3.3%, 4/25/2023 - 10/25/2026	4,285,940	4,350,573
Freddie Mac, 3.06%, 7/25/2023	886,000	892,705
Freddie Mac, 3.458%, 8/25/2023	675,000	690,715
Freddie Mac, 0.882%, 4/25/2024 (i)	21,342,224	780,095
Freddie Mac, 0.608%, 7/25/2024 (i)	24,686,461	682,265
Freddie Mac, 3.303%, 7/25/2024	5,037,000	5,128,252
Freddie Mac, 3.064%, 8/25/2024	2,626,852	2,641,810
Freddie Mac, 4.5%, 9/01/2024 - 5/01/2042	2,601,209	2,735,754
Freddie Mac, 2.67%, 12/25/2024	2,555,000	2,516,103
Freddie Mac, 2.811%, 1/25/2025	2,125,000	2,105,266
Freddie Mac, 3.023%, 1/25/2025	1,000,000	1,001,885
Freddie Mac, 3.329%, 5/25/2025	5,166,000	5,259,196
Freddie Mac, 3.284%, 6/25/2025	5,000,000	5,083,459
Freddie Mac, 4%, 7/01/2025 - 4/01/2044	2,878,752	2,955,001

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Mortgage-Backed - continued
Freddie Mac, 3.01%, 7/25/2025	$1,775,000	$1,774,240
Freddie Mac, 2.745%, 1/25/2026	3,263,000	3,200,797
Freddie Mac, 2.673%, 3/25/2026	2,368,000	2,310,357
Freddie Mac, 3.224%, 3/25/2027	3,227,000	3,240,484
Freddie Mac, 3.243%, 4/25/2027	3,546,000	3,562,034
Freddie Mac, 3.117%, 6/25/2027	2,090,000	2,081,692
Freddie Mac, 0.578%, 7/25/2027 (i)	45,753,161	1,929,736
Freddie Mac, 3.194%, 7/25/2027	3,516,000	3,514,934
Freddie Mac, 0.436%, 8/25/2027 (i)	35,124,572	1,121,833
Freddie Mac, 3.187%, 9/25/2027	2,414,000	2,412,589
Freddie Mac, 3.286%, 11/25/2027	3,301,000	3,317,508
Freddie Mac, 3.444%, 12/25/2027	1,076,000	1,094,116
Freddie Mac, 0.291%, 1/25/2028 (i)	64,189,735	1,601,733
Freddie Mac, 0.303%, 1/25/2028 (i)	26,457,732	675,709
Freddie Mac, 0.134%, 2/25/2028 (i)	79,160,600	1,047,588
Freddie Mac, 0.12%, 4/25/2028 (i)	50,775,583	630,059
Freddie Mac, 3.85%, 5/25/2028	2,253,000	2,358,360
Freddie Mac, 5.5%, 6/01/2030 - 6/01/2041	714,322	775,077
Freddie Mac, 6.5%, 5/01/2037	15,389	16,960
Freddie Mac, 3.5%, 11/01/2037 - 1/01/2047	26,758,173	26,914,901
Freddie Mac, 3%, 1/01/2038 - 3/01/2047	28,498,977	27,985,058
Ginnie Mae, 2.5%, 7/20/2032 - 6/20/2042	1,045,000	965,158
Ginnie Mae, 5.5%, 5/15/2033 - 1/20/2042	300,959	328,038
Ginnie Mae, 4.5%, 7/20/2033 - 9/20/2041	4,877,495	5,118,184
Ginnie Mae, 4%, 10/15/2039 - 4/20/2041	242,611	250,741
Ginnie Mae, 3.5%, 12/15/2041 - 10/20/2048	10,660,388	10,796,951
Ginnie Mae, 3%, 11/20/2047 - 10/20/2048	17,806,590	17,591,930
Ginnie Mae, 6.158%, 4/20/2058	3,506	3,667
Ginnie Mae, 0.66%, 2/16/2059 (i)	3,105,578	183,029
Ginnie Mae, TBA, 5%, 3/01/2049	1,900,000	1,979,275

		$404,910,477
Municipals - 0.3%
New Jersey Economic Development Authority State Pension Funding Rev., Capital Appreciation, “B”, AGM, 0%, 2/15/2023	$6,363,000	$5,477,143
Philadelphia, PA, School District Rev., “A”, AGM, 5.995%, 9/01/2030	1,210,000	1,423,045
State of California (Build America Bonds), 7.6%, 11/01/2040	2,320,000	3,466,451
University of California Rev. (Build America Bonds), 5.77%, 5/15/2043	60,000	73,405

		$10,440,044

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Natural Gas - Distribution - 0.2%
GNL Quintero S.A., 4.634%, 7/31/2029 (n)	$4,778,000	$4,831,752
Infraestructura Energética Nova S.A.B. de C.V, 4.875%, 1/14/2048 (n)	4,200,000	3,364,494

		$8,196,246
Natural Gas - Pipeline - 0.2%
Peru LNG, 5.375%, 3/22/2030 (n)	$3,644,000	$3,727,994
Peru LNG, 5.375%, 3/22/2030	1,542,000	1,577,543

		$5,305,537
Network & Telecom - 0.4%
C&W Senior Financing Designated Activity, 7.5%, 10/15/2026 (n)	$1,212,000	$1,236,240
Empresa Nacional de Telecomunicaciones S.A., 4.75%, 8/01/2026	5,020,000	4,976,403
Telefonica Celular del Paraguay S.A., 6.75%, 12/13/2022 (n)	3,437,000	3,505,740
WTT Investment Ltd., 5.5%, 11/21/2022 (n)	3,800,000	3,743,916

		$13,462,299
Oil Services - 0.0%
Shelf Drill Holdings Ltd., 8.25%, 2/15/2025 (n)	$624,000	$595,920

Oils - 0.1%
Thaioil Treasury Center Co. Ltd., 5.375%, 11/20/2048 (n)	$1,550,000	$1,646,661

Other Banks & Diversified Financials - 0.4%
Bangkok Bank (Hong Kong), 4.05%, 3/19/2024 (n)	$4,000,000	$4,050,785
Banque Federative du Credit Mutuel S.A., 2.5%, 4/13/2021 (n)	1,152,000	1,135,340
ING Groep N.V., 3.15%, 3/29/2022	1,585,000	1,574,847
Kazkommertsbank JSC, 5.5%, 12/21/2022	8,000,000	7,968,000

		$14,728,972
Pollution Control - 0.0%
Aegea Finance S.à r.l., 5.75%, 10/10/2024 (n)	$1,617,000	$1,591,144

Restaurants - 0.1%
Starbucks Corp., 3.8%, 8/15/2025	$2,396,000	$2,431,415

Supermarkets - 0.1%
Eurotorg LLC Via Bonitron DAC, 8.75%, 10/30/2022	$1,552,000	$1,575,901
Eurotorg LLC Via Bonitron DAC, 8.75%, 10/30/2022 (n)	1,028,000	1,043,831

		$2,619,732

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Supranational - 0.0%
Inter-American Development Bank, 4.375%, 1/24/2044	$511,000	$593,575

Tobacco - 0.0%
B.A.T Capital Corp., 2.764%, 8/15/2022	$1,508,000	$1,468,635

Transportation - Services - 0.2%
Aeropuertos Dominicanos Siglo XXI S.A., 6.75%, 3/30/2029	$1,200,000	$1,209,000
JSL Europe S.A., 7.75%, 7/26/2024 (n)	1,777,000	1,794,770
Rumo Luxembourg S.à r.l., 7.375%, 2/09/2024	2,508,000	2,691,836
Rumo Luxembourg S.à r.l., 5.875%, 1/18/2025 (n)	1,231,000	1,258,697
Rumo Luxembourg S.à r.l., “A”, 7.375%, 2/09/2024 (n)	632,000	678,326
Topaz Marine S.A., 9.125%, 7/26/2022	670,000	669,652

		$8,302,281
U.S. Government Agencies and Equivalents - 1.2%
AID-Tunisia, 2.452%, 7/24/2021	$728,000	$724,885
AID-Ukraine, 1.844%, 5/16/2019	3,674,000	3,669,338
AID-Ukraine, 1.847%, 5/29/2020	8,820,000	8,750,348
Fannie Mae, 1.75%, 11/26/2019	4,750,000	4,722,920
Fannie Mae, 1.625%, 1/21/2020	7,500,000	7,439,925
Freddie Mac, 1.5%, 10/21/2019	9,000,000	8,939,385
Hashemite Kingdom of Jordan, 1.945%, 6/23/2019	987,000	985,325
Hashemite Kingdom of Jordan, 2.503%, 10/30/2020	1,108,000	1,105,471
Private Export Funding Corp., 2.25%, 3/15/2020	419,000	417,553
Private Export Funding Corp., 2.3%, 9/15/2020	2,000,000	1,985,632
Small Business Administration, 6.34%, 5/01/2021	11,443	11,658
Small Business Administration, 6.07%, 3/01/2022	10,622	10,880
Small Business Administration, 5.16%, 2/01/2028	52,351	55,028
Small Business Administration, 2.21%, 2/01/2033	228,412	219,927
Small Business Administration, 2.22%, 3/01/2033	402,038	388,461
Small Business Administration, 3.15%, 7/01/2033	475,808	476,811
Small Business Administration, 3.16%, 8/01/2033	529,738	530,502
Small Business Administration, 3.62%, 9/01/2033	449,974	460,919

		$40,894,968
U.S. Treasury Obligations - 6.7%
U.S. Treasury Bonds, 6.375%, 8/15/2027	$106,000	$135,502
U.S. Treasury Bonds, 5.25%, 2/15/2029	2,965,000	3,613,941
U.S. Treasury Bonds, 4.375%, 2/15/2038	1,349,000	1,642,671
U.S. Treasury Bonds, 4.5%, 8/15/2039	401,000	496,253
U.S. Treasury Bonds, 3.125%, 2/15/2043	9,137,900	9,222,140
U.S. Treasury Bonds, 2.875%, 5/15/2043	17,378,300	16,773,454
U.S. Treasury Bonds, 2.5%, 2/15/2045 (f)	33,851,000	30,296,645

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
U.S. Treasury Obligations - continued
U.S. Treasury Bonds, 2.875%, 11/15/2046	$11,828,000	$11,369,203
U.S. Treasury Bonds, TIPS, 0.375%, 1/15/2027	8,177,913	7,954,298
U.S. Treasury Notes, 2%, 11/30/2020	18,444,000	18,271,808
U.S. Treasury Notes, 3.125%, 5/15/2021	3,748,000	3,796,607
U.S. Treasury Notes, 1.75%, 11/30/2021	75,932,000	74,434,123
U.S. Treasury Notes, 1.75%, 5/15/2022	3,949,000	3,858,297
U.S. Treasury Notes, 2.5%, 8/15/2023	29,025,000	29,003,458
U.S. Treasury Notes, 2.75%, 2/15/2024	7,855,000	7,936,618
U.S. Treasury Notes, 2.5%, 5/15/2024	4,680,000	4,669,945
U.S. Treasury Notes, 2.875%, 7/31/2025	1,948,000	1,979,807
U.S. Treasury Notes, 2.25%, 8/15/2027	8,936,000	8,648,373

		$234,103,143
Utilities - Electric Power - 0.9%
Azure Power Energy Ltd., 5.5%, 11/03/2022 (n)	$3,114,000	$3,041,693
Cerro del Aguila S.A., 4.125%, 8/16/2027 (n)	1,409,000	1,356,867
Enel Finance International N.V., 2.875%, 5/25/2022 (n)	2,073,000	2,013,614
Energuate Trust, 5.875%, 5/03/2027 (n)	762,000	727,718
Engie Energia Chile S.A., 5.625%, 1/15/2021	2,177,000	2,252,694
Engie Energia Chile S.A., 4.5%, 1/29/2025 (n)	2,824,000	2,888,984
Genneia S.A., 8.75%, 1/20/2022 (n)	1,250,000	1,159,000
Greenko Dutch B.V., 5.25%, 7/24/2024 (n)	7,661,000	7,186,018
LLPL Capital Pte. Ltd., 6.875%, 2/04/2039 (n)	1,160,000	1,192,957
TerraForm Global Operating LLC, 6.125%, 3/01/2026 (n)	1,536,000	1,478,400
Transelec S.A., 4.25%, 1/14/2025 (n)	2,631,000	2,621,160
Transelec S.A., 4.25%, 1/14/2025	1,953,000	1,945,696
Transelec S.A., 3.875%, 1/12/2029 (n)	3,854,000	3,651,703
Virginia Electric & Power Co., 3.5%, 3/15/2027	813,000	808,843

		$32,325,347
Utilities - Gas - 0.0%
Gas Natural de Lima y Callao S.A., 4.375%, 4/01/2023	$1,259,000	$1,270,016
Total Bonds (Identified Cost, $1,406,015,324)		$1,381,142,107

Convertible Preferred Stocks - 0.2%
Conglomerates - 0.0%
Danaher Corp., 4.75% (a)	857	$877,315

Utilities - Electric Power - 0.2%
CenterPoint Energy, Inc., 7%	67,302	$3,517,203
NextEra Energy, Inc., 6.123%	27,684	1,683,741

		$5,200,944
Total Convertible Preferred Stocks (Identified Cost, $5,872,254)		$6,078,259

Portfolio of Investments – continued

Investment Companies (h) - 18.5%

Issuer	Shares/Par	Value ($)
Bond Funds - 16.8%
MFS High Yield Pooled Portfolio (v)	65,172,602	$588,508,593

Money Market Funds - 1.7%
MFS Institutional Money Market Portfolio, 2.49% (v)	58,220,414	$58,220,415
Total Investment Companies (Identified Cost, $644,110,158)		$646,729,008

Collateral for Securities Loaned - 0.2%
JPMorgan U.S. Government Money Market Fund, 2.31% (j) (Identified Cost, $8,740,224)	8,740,224	$8,740,224

Other Assets, Less Liabilities - 1.2%		43,641,614
Net Assets - 100.0%		$3,505,119,033

(a)	Non-income producing security.
(d)	In default.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $646,729,008 and $2,814,748,411, respectively.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan. See Note 2 for additional information.
(n)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $280,025,306, representing 8.0% of net assets.

(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(z)

Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Afren PLC, 11.5%, 2/01/2020	11/20/15	$194,048	$164
% of Net assets			0.0%

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
AGM	Assured Guaranty Municipal
CJSC	Closed Joint Stock Company

Portfolio of Investments – continued

CLO	Collateralized Loan Obligation
CMT	Constant Maturity Treasury
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate
PJSC	Public Joint Stock Company
PLC	Public Limited Company
REIT	Real Estate Investment Trust
TBA	To Be Announced
TIPS	Treasury Inflation Protected Security

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

ARS	Argentine Peso
BRL	Brazilian Real
CLP	Chilean Peso
EUR	Euro
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
PHP	Philippine Peso
TRY	Turkish Lira
ZAR	South African Rand

Derivative Contracts at 2/28/19

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
BRL	4,641,000	USD	1,226,415	Barclays Bank PLC	4/02/2019	$6,478
BRL	7,000,000	USD	1,853,323	JPMorgan Chase Bank N.A.	4/02/2019	6,244
CLP	1,703,842,000	USD	2,457,831	Barclays Bank PLC	4/03/2019	139,786
PHP	85,858,945	USD	1,650,055	Barclays Bank PLC	4/26/2019	2,961
TRY	1,911,000	USD	339,871	BNP Paribas S.A.	4/12/2019	10,038
TRY	8,343,000	USD	1,517,276	Citibank N.A.	4/12/2019	10,347
TRY	41,626,000	USD	7,358,665	JPMorgan Chase Bank N.A.	4/12/2019	263,154
USD	2,137,563	BRL	8,018,000	Barclays Bank PLC	4/02/2019	7,562
USD	4,992,313	EUR	4,315,000	Goldman Sachs International	4/12/2019	67,444
USD	1,683,400	IDR	23,722,472,800	JPMorgan Chase Bank N.A.	3/29/2019	1,287
USD	40,807,445	JPY	4,423,490,058	Goldman Sachs International	4/05/2019	1,016,908

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts - continued

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives – continued
USD	4,571,991	MXN	88,308,000	Goldman Sachs International	4/12/2019	$20,767
USD	3,156,769	ZAR	43,673,000	Deutsche Bank AG	4/12/2019	72,843

						$1,625,819

Liability Derivatives
BRL	8,851,000	USD	2,365,945	Barclays Bank PLC	4/02/2019	$(14,655)
MXN	66,771,000	USD	3,459,700	Citibank N.A.	4/12/2019	(18,452)
TRY	8,091,000	USD	1,495,831	Citibank N.A.	4/12/2019	(14,350)
TRY	5,329,000	USD	979,662	JPMorgan Chase Bank N.A.	4/12/2019	(3,910)
ZAR	43,673,000	USD	3,243,492	Brown Brothers Harriman	4/12/2019	(159,565)
ZAR	960	USD	68	UBS AG	4/12/2019	(1)
USD	816,300	CLP	537,451,920	Barclays Bank PLC	4/03/2019	(3,080)
USD	1,351,240	EUR	1,184,348	HSBC Bank	4/12/2019	(500)
USD	2,889,965	INR	207,066,000	JPMorgan Chase Bank N.A.	4/22/2019	(1,868)
USD	3,467,822	MXN	67,614,556	JPMorgan Chase Bank N.A.	4/12/2019	(16,902)
USD	5,464,934	TRY	31,275,000	JPMorgan Chase Bank N.A.	4/12/2019	(261,592)

						$(494,875)

Futures Contracts

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Liability Derivatives

Interest Rate Futures
U.S. Treasury Note 10 yr	Long	USD	85	$10,370,000	June - 2019	$(55,037)
U.S. Treasury Note 2 yr	Long	USD	146	30,980,516	June - 2019	(32,452)
U.S. Treasury Note 5 yr	Long	USD	38	4,353,375	June - 2019	(11,712)

						$(99,201)

At February 28, 2019, the fund had cash collateral of $10,000 and other liquid securities with an aggregate value of $225,540 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 2/28/19

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value, including $8,189,778 of securities on loan (identified cost, $2,632,683,982)	$2,814,748,411
Investments in affiliated issuers, at value (identified cost, $644,110,158)	646,729,008
Foreign currency, at value (identified cost, $39,500,296)	39,679,845
Restricted cash for
Forward foreign currency exchange contracts	10,000
Receivables for
Forward foreign currency exchange contracts	1,625,819
Investments sold	51,976,415
TBA sale commitments	674,126
Fund shares sold	7,117,394
Interest and dividends	16,679,335
Other assets	11,725
Total assets	$3,579,252,078

Liabilities
Payable to custodian	$7,447
Payables for
Distributions	950,218
Forward foreign currency exchange contracts	494,875
Net daily variation margin on open futures contracts	36,735
Investments purchased	52,407,297
TBA purchase commitments	3,997,104
Fund shares reacquired	5,794,492
Collateral for securities loaned, at value	8,740,224
Payable to affiliates
Investment adviser	116,124
Shareholder servicing costs	1,185,849
Distribution and service fees	59,295
Payable for independent Trustees’ compensation	467
Deferred country tax expense payable	92,647
Accrued expenses and other liabilities	250,271
Total liabilities	$74,133,045
Net assets	$3,505,119,033

Net assets consist of
Paid-in capital	$3,369,826,884
Total distributable earnings (loss)	135,292,149
Net assets	$3,505,119,033
Shares of beneficial interest outstanding	283,791,691

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,315,625,273	106,495,434	$12.35
Class C	756,643,215	61,283,995	12.35
Class I	1,181,299,522	95,650,436	12.35
Class R1	192,755	15,621	12.34
Class R2	3,485,930	282,320	12.35
Class R3	19,159,254	1,550,636	12.36
Class R4	10,063,069	814,492	12.36
Class R6	218,650,015	17,698,757	12.35

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $12.90 [100 / 95.75 x $12.35]. On sales of $100,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 2/28/19

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Interest	$58,326,679
Dividends	54,372,544
Dividends from affiliated issuers	38,765,030
Other	237,797
Income on securities loaned	145,538
Foreign taxes withheld	(1,886,828)
Total investment income	$149,960,760
Expenses
Management fee	$21,393,729
Distribution and service fees	11,476,619
Shareholder servicing costs	3,523,012
Administrative services fee	513,483
Independent Trustees’ compensation	35,369
Custodian fee	299,595
Shareholder communications	203,141
Audit and tax fees	74,687
Legal fees	27,675
Miscellaneous	330,808
Total expenses	$37,878,118
Fees paid indirectly	(14,327)
Reduction of expenses by investment adviser and distributor	(353,896)
Net expenses	$37,509,895
Net investment income (loss)	$112,450,865

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $122,937 country tax)	$24,414,969
Affiliated issuers	(13,288,608)
Futures contracts	698,021
Forward foreign currency exchange contracts	(2,634,226)
Foreign currency	1,246,990
Net realized gain (loss)	$10,437,146
Change in unrealized appreciation or depreciation Unaffiliated issuers (net of $634,551 decrease in deferred country tax)	$84,819,304
Affiliated issuers	37,238
Futures contracts	(70,612)
Forward foreign currency exchange contracts	962,426
Translation of assets and liabilities in foreign currencies	40,638
Net unrealized gain (loss)	$85,788,994
Net realized and unrealized gain (loss)	$96,226,140
Change in net assets from operations	$208,677,005

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	2/28/19	2/28/18
Change in net assets

From operations
Net investment income (loss)	$112,450,865	$115,372,486
Net realized gain (loss)	10,437,146	46,091,730
Net unrealized gain (loss)	85,788,994	(79,958,533)
Change in net assets from operations	$208,677,005	$81,505,683
Total distributions to shareholders (a)	$(136,328,886)	$(143,131,979)
Change in net assets from fund share transactions	$(460,118,606)	$106,505,070
Total change in net assets	$(387,770,487)	$44,878,774

Net assets
At beginning of period	3,892,889,520	3,848,010,746
At end of period (b)	$3,505,119,033	$3,892,889,520

(a)

Distributions from net investment income and from net realized gain are no longer required to be separately disclosed. See Note 2. For the year ended February 28, 2018, distributions from net investment income and from net realized gain were $123,629,741 and $19,502,238, respectively.

(b)

Parenthetical disclosure of accumulated distributions in excess of net investment income is no longer required. See Note 2. For the year ended February 28, 2018, end of period net assets included accumulated distributions in excess of net investment income of $7,298,016.

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended

	2/28/19	2/28/18	2/28/17		2/29/16	2/28/15
Net asset value, beginning of period	$12.10	$12.28	$11.22		$12.70	$12.21

Income (loss) from investment operations
Net investment income (loss) (d)	$0.39	$0.37	$0.39		$0.38	$0.34
Net realized and unrealized gain (loss)	0.33	(0.10)	1.08		(1.06)	0.75
Total from investment operations	$0.72	$0.27	$1.47		$(0.68)	$1.09

Less distributions declared to shareholders
From net investment income	$(0.39)	$(0.39)	$(0.41)		$(0.39)	$(0.36)
From net realized gain	(0.08)	(0.06)	(0.00	)(w)	(0.41)	(0.24)
Total distributions declared to shareholders	$(0.47)	$(0.45)	$(0.41)		$(0.80)	$(0.60)
Net asset value, end of period (x)	$12.35	$12.10	$12.28		$11.22	$12.70
Total return (%) (r)(s)(t)(x)	6.10	2.19	13.26		(5.53)	9.09

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.99	0.99	1.02		1.06	1.06
Expenses after expense reductions (f)(h)	0.98	0.98	1.00		1.01	1.03
Net investment income (loss)	3.21	2.97	3.25		3.17	2.70
Portfolio turnover	36	44	46		62	48
Net assets at end of period (000 omitted)	$1,315,625	$1,343,257	$1,321,135		$1,408,719	$1,334,418

See Notes to Financial Statements

Financial Highlights – continued

Class C	Year ended

	2/28/19	2/28/18	2/28/17		2/29/16	2/28/15
Net asset value, beginning of period	$12.09	$12.28	$11.22		$12.70	$12.20

Income (loss) from investment operations
Net investment income (loss) (d)	$0.30	$0.28	$0.30		$0.29	$0.24
Net realized and unrealized gain (loss)	0.34	(0.11)	1.08		(1.06)	0.77
Total from investment operations	$0.64	$0.17	$1.38		$(0.77)	$1.01

Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.30)	$(0.32)		$(0.30)	$(0.27)
From net realized gain	(0.08)	(0.06)	(0.00	)(w)	(0.41)	(0.24)
Total distributions declared to shareholders	$(0.38)	$(0.36)	$(0.32)		$(0.71)	$(0.51)
Net asset value, end of period (x)	$12.35	$12.09	$12.28		$11.22	$12.70
Total return (%) (r)(s)(t)(x)	5.40	1.34	12.43		(6.24)	8.36

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.75	1.74	1.77		1.81	1.81
Expenses after expense reductions (f)(h)	1.74	1.73	1.75		1.76	1.78
Net investment income (loss)	2.48	2.23	2.50		2.42	1.96
Portfolio turnover	36	44	46		62	48
Net assets at end of period (000 omitted)	$756,643	$931,292	$1,046,946		$939,801	$859,969

Class I	Year ended

	2/28/19	2/28/18	2/28/17		2/29/16	2/28/15
Net asset value, beginning of period	$12.09	$12.28	$11.22		$12.70	$12.21

Income (loss) from investment operations
Net investment income (loss) (d)	$0.42	$0.40	$0.41		$0.41	$0.37
Net realized and unrealized gain (loss)	0.34	(0.11)	1.09		(1.06)	0.75
Total from investment operations	$0.76	$0.29	$1.50		$(0.65)	$1.12

Less distributions declared to shareholders
From net investment income	$(0.42)	$(0.42)	$(0.44)		$(0.42)	$(0.39)
From net realized gain	(0.08)	(0.06)	(0.00	)(w)	(0.41)	(0.24)
Total distributions declared to shareholders	$(0.50)	$(0.48)	$(0.44)		$(0.83)	$(0.63)
Net asset value, end of period (x)	$12.35	$12.09	$12.28		$11.22	$12.70
Total return (%) (r)(s)(t)(x)	6.45	2.36	13.54		(5.29)	9.36

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.74	0.74	0.77		0.81	0.81
Expenses after expense reductions (f)(h)	0.74	0.73	0.75		0.76	0.78
Net investment income (loss)	3.47	3.23	3.44		3.42	2.97
Portfolio turnover	36	44	46		62	48
Net assets at end of period (000 omitted)	$1,181,300	$1,371,333	$1,434,280		$692,677	$721,242

See Notes to Financial Statements

Financial Highlights – continued

Class R1	Year ended

	2/28/19	2/28/18	2/28/17		2/29/16	2/28/15
Net asset value, beginning of period	$12.08	$12.26	$11.21		$12.68	$12.20

Income (loss) from investment operations
Net investment income (loss) (d)	$0.31	$0.28	$0.31		$0.29	$0.24
Net realized and unrealized gain (loss)	0.33	(0.10)	1.06		(1.05)	0.75
Total from investment operations	$0.64	$0.18	$1.37		$(0.76)	$0.99

Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.30)	$(0.320)		$(0.30)	$(0.27)
From net realized gain	(0.08)	(0.06)	(0.00	)(w)	(0.41)	(0.24)
Total distributions declared to shareholders	$(0.38)	$(0.36)	$(0.32)		$(0.71)	$(0.51)
Net asset value, end of period (x)	$12.34	$12.08	$12.26		$11.21	$12.68
Total return (%) (r)(s)(t)(x)	5.40	1.42	12.35		(6.17)	8.20

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.75	1.75	1.77		1.81	1.81
Expenses after expense reductions (f)(h)	1.74	1.74	1.75		1.76	1.78
Net investment income (loss)	2.57	2.29	2.55		2.43	1.95
Portfolio turnover	36	44	46		62	48
Net assets at end of period (000 omitted)	$193	$573	$938		$1,268	$918

Class R2	Year ended

	2/28/19	2/28/18	2/28/17		2/29/16	2/28/15
Net asset value, beginning of period	$12.09	$12.28	$11.22		$12.70	$12.20

Income (loss) from investment operations
Net investment income (loss) (d)	$0.36	$0.34	$0.36		$0.35	$0.31
Net realized and unrealized gain (loss)	0.34	(0.11)	1.08		(1.06)	0.76
Total from investment operations	$0.70	$0.23	$1.44		$(0.71)	$1.07

Less distributions declared to shareholders
From net investment income	$(0.36)	$(0.36)	$(0.38)		$(0.36)	$(0.33)
From net realized gain	(0.08)	(0.06)	(0.00	)(w)	(0.41)	(0.24)
Total distributions declared to shareholders	$(0.44)	$(0.42)	$(0.38)		$(0.77)	$(0.57)
Net asset value, end of period (x)	$12.35	$12.09	$12.28		$11.22	$12.70
Total return (%) (r)(s)(t)(x)	5.92	1.85	12.98		(5.77)	8.90

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.25	1.24	1.27		1.31	1.31
Expenses after expense reductions (f)(h)	1.24	1.23	1.25		1.26	1.28
Net investment income (loss)	2.99	2.73	2.99		2.94	2.47
Portfolio turnover	36	44	46		62	48
Net assets at end of period (000 omitted)	$3,486	$4,396	$4,223		$3,139	$2,113

See Notes to Financial Statements

Financial Highlights – continued

Class R3	Year ended

	2/28/19	2/28/18	2/28/17		2/29/16	2/28/15
Net asset value, beginning of period	$12.10	$12.28	$11.23		$12.71	$12.21

Income (loss) from investment operations
Net investment income (loss) (d)	$0.39	$0.37	$0.39		$0.38	$0.34
Net realized and unrealized gain (loss)	0.34	(0.10)	1.07		(1.06)	0.76
Total from investment operations	$0.73	$0.27	$1.46		$(0.68)	$1.10

Less distributions declared to shareholders
From net investment income	$(0.39)	$(0.39)	$(0.41)		$(0.39)	$(0.36)
From net realized gain	(0.08)	(0.06)	(0.00	)(w)	(0.41)	(0.24)
Total distributions declared to shareholders	$(0.47)	$(0.45)	$(0.41)		$(0.80)	$(0.60)
Net asset value, end of period (x)	$12.36	$12.10	$12.28		$11.23	$12.71
Total return (%) (r)(s)(t)(x)	6.18	2.19	13.16		(5.52)	9.17

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.00	0.99	1.02		1.07	1.06
Expenses after expense reductions (f)(h)	0.99	0.98	1.00		1.02	1.03
Net investment income (loss)	3.21	2.97	3.24		3.19	2.70
Portfolio turnover	36	44	46		62	48
Net assets at end of period (000 omitted)	$19,159	$20,013	$19,274		$15,393	$7,995

Class R4	Year ended

	2/28/19	2/28/18	2/28/17		2/29/16	2/28/15
Net asset value, beginning of period	$12.10	$12.29	$11.23		$12.71	$12.21

Income (loss) from investment operations
Net investment income (loss) (d)	$0.41	$0.40	$0.42		$0.41	$0.37
Net realized and unrealized gain (loss)	0.35	(0.10)	1.08		(1.06)	0.76
Total from investment operations	$0.76	$0.30	$1.50		$(0.65)	$1.13

Less distributions declared to shareholders
From net investment income	$(0.42)	$(0.43)	$(0.44)		$(0.42)	$(0.39)
From net realized gain	(0.08)	(0.06)	(0.00	)(w)	(0.41)	(0.24)
Total distributions declared to shareholders	$(0.50)	$(0.49)	$(0.44)		$(0.83)	$(0.63)
Net asset value, end of period (x)	$12.36	$12.10	$12.29		$11.23	$12.71
Total return (%) (r)(s)(t)(x)	6.45	2.36	13.53		(5.29)	9.44

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.74	0.74	0.77		0.81	0.81
Expenses after expense reductions (f)(h)	0.73	0.73	0.75		0.76	0.78
Net investment income (loss)	3.43	3.20	3.50		3.42	2.96
Portfolio turnover	36	44	46		62	48
Net assets at end of period (000 omitted)	$10,063	$7,915	$6,179		$5,173	$4,936

See Notes to Financial Statements

Financial Highlights – continued

Class R6	Year ended

	2/28/19	2/28/18		2/28/17		2/29/16	2/28/15
Net asset value, beginning of period	$12.10	$12.28		$11.22		$12.70	$12.21

Income (loss) from investment operations
Net investment income (loss) (d)	$0.43	$0.38		$0.43		$0.42	$0.38
Net realized and unrealized gain (loss)	0.33	(0.06	)(g)	1.08		(1.06)	0.75
Total from investment operations	$0.76	$0.32		$1.51		$(0.64)	$1.13

Less distributions declared to shareholders
From net investment income	$(0.43)	$(0.44)		$(0.45)		$(0.43)	$(0.40)
From net realized gain	(0.08)	(0.06)		(0.00	)(w)	(0.41)	(0.24)
Total distributions declared to shareholders	$(0.51)	$(0.50)		$(0.45)		$(0.84)	$(0.64)
Net asset value, end of period (x)	$12.35	$12.10		$12.28		$11.22	$12.70
Total return (%) (r)(s)(t)(x)	6.46	2.54		13.65		(5.20)	9.46

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.65	0.65		0.67		0.70	0.72
Expenses after expense reductions (f)(h)	0.64	0.64		0.65		0.65	0.69
Net investment income (loss)	3.55	3.08		3.57		3.55	3.05
Portfolio turnover	36	44		46		62	48
Net assets at end of period (000 omitted)	$218,650	$214,111		$15,036		$11,073	$2,569

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)

The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.

(h)

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.

(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Diversified Income Fund (the fund) is a diversified series of MFS Series Trust XIII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in the MFS High Yield Pooled Portfolio (“High Yield Pooled Portfolio”). MFS does not receive a management fee from the High Yield Pooled Portfolio. The High Yield Pooled Portfolio’s investment objective is to seek total return with an emphasis on high current income, but also considering capital appreciation. The accounting policies of the High Yield Pooled Portfolio are outlined in its shareholder report, which is available without charge by calling 1-800-225-2606 and on the Securities and Exchange Commission (SEC) web site at http://www.sec.gov. The accounting policies detailed in the Significant Accounting Policies note cover both the fund and the High Yield Pooled Portfolio. For purposes of this policy disclosure, “fund” refers to both the fund and the High Yield Pooled Portfolio in which the fund invests. The High Yield Pooled Portfolio’s shareholder report is not covered by this report. The fund and the High Yield Pooled Portfolio invest in high-yield securities rated below investment grade. Investments in below investment grade quality securities can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The fund and the High Yield Pooled Portfolio invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, and other conditions. The fund invests a significant amount of its net assets in U.S. and foreign real estate related investments and as a result is subject to certain risks associated with the direct ownership of real estate and the real estate industry in general. These include risks related to general, regional and local economic conditions; difficulties in valuing and disposing of real estate; fluctuations in interest rates and property tax rates, shifts in zoning laws, environmental

Notes to Financial Statements – continued

regulations and other governmental action; cash flow dependency; increased operating expenses; lack of availability of mortgage funds; losses due to natural disasters; overbuilding; losses due to casualty or condemnation; changes in property values and rental rates; the management skill and creditworthiness of the manager; and other factors. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, and accounting systems, and greater political, social, and economic instability than developed markets

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For entities that hold callable debt securities at a premium, ASU 2017-08 requires that the premium be amortized to the earliest call date. ASU 2017-08 will be effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Management has evaluated the potential impacts of ASU 2017-08 and believes that adoption of ASU 2017-08 will not have a material effect on the fund’s overall financial position or its overall results of operations.

In August 2018, the Securities and Exchange Commission (SEC) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the fund adopted the Final Rule with the impacts being that the fund is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – The investments of the fund and the High Yield Pooled Portfolio are valued as described below.

Notes to Financial Statements – continued

Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets

Notes to Financial Statements – continued

close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments,

Notes to Financial Statements – continued

such as futures contracts and forward foreign currency exchange contracts. The following is a summary of the levels used as of February 28, 2019 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$1,033,421,654	$—	$—	$1,033,421,654
Switzerland	73,314,262	—	—	73,314,262
Canada	61,053,309	—	—	61,053,309
United Kingdom	48,919,027	—	—	48,919,027
Japan	40,138,578	—	—	40,138,578
France	39,925,850	—	—	39,925,850
Taiwan	21,964,727	—	—	21,964,727
China	21,297,631	—	—	21,297,631
Germany	14,102,281	—	—	14,102,281
Other Countries	60,101,584	10,627,176	—	70,728,760
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	—	274,998,111	—	274,998,111
Non-U.S. Sovereign Debt	—	482,954,145	—	482,954,145
Municipal Bonds	—	10,440,044	—	10,440,044
U.S. Corporate Bonds	—	13,180,561	—	13,180,561
Residential Mortgage-Backed Securities	—	404,910,477	—	404,910,477
Commercial Mortgage-Backed Securities	—	19,582,366	—	19,582,366
Asset-Backed Securities (including CDOs)	—	19,981,705	—	19,981,705
Foreign Bonds	—	155,094,699	—	155,094,699
Mutual Funds	655,469,232	—	—	655,469,232
Total	$2,069,708,135	$1,391,769,284	$—	$3,461,477,419

Other Financial Instruments
Futures Contracts – Liabilities	$(99,201)	$—	$—	$(99,201)
Forward Foreign Currency Exchange Contracts – Assets	—	1,625,819	—	1,625,819
Forward Foreign Currency Exchange Contracts – Liabilities	—	(494,875)	—	(494,875)

For further information regarding security characteristics, see the Portfolio of Investments. Please refer to the High Yield Pooled Portfolio’s shareholder report for further information regarding the levels used in valuing its assets or liabilities.

Inflation-Adjusted Debt Securities – The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

Notes to Financial Statements – continued

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund during the period were purchased options, futures contracts, and forward foreign currency exchange contracts. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at February 28, 2019 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)

Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$—	$(99,201)
Foreign Exchange	Forward Foreign Currency Exchange Contracts	1,625,819	(494,875)
Total		$1,625,819	$(594,076)

(a)

Values presented in this table for futures contracts correspond to the values reported in the fund’s Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended February 28, 2019 as reported in the Statement of Operations:

Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)
Interest Rate	$698,021	$—	$—
Foreign Exchange	—	(2,634,226)	—
Equity	—	—	(2,505,687)
Total	$698,021	$(2,634,226)	$(2,505,687)

The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended February 28, 2019 as reported in the Statement of Operations:

Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)
Interest Rate	$(70,612)	$—	$—
Foreign Exchange	—	962,426	—
Equity	—	—	1,560,000
Total	$(70,612)	$962,426	$1,560,000

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral

Notes to Financial Statements – continued

support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Purchased Options – The fund purchased put options for a premium. Purchased put options entitle the holder to sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less

Notes to Financial Statements – continued

counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Security Loans – Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co., as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes

Notes to Financial Statements – continued

the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $8,189,778. The fair value of the fund’s investment securities on loan and a related liability of $8,740,224 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. The collateral on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Dollar Roll Transactions – The fund enters into dollar roll transactions, with respect to mortgage-backed securities issued by Ginnie Mae, Fannie Mae, and Freddie Mac, in which the fund sells mortgage-backed securities to financial institutions and simultaneously agrees to purchase similar (same issuer, type and coupon) securities at a later date at an agreed-upon price. During the period between the sale and repurchase in a dollar roll transaction the fund will not be entitled to receive interest and principal payments on the securities sold but is compensated by interest earned on the proceeds of the initial sale and by a lower purchase price on the securities to be repurchased which enhances the fund’s total return. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which contractually obligate the fund to supply additional cash to the borrower on demand. The fund generally provides this financial support in order to preserve its existing investment or to obtain a more senior secured interest in the assets of the borrower. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S.

Notes to Financial Statements – continued

generally accepted accounting principles. Some securities may be purchased on a “when-issued” or “forward delivery” basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted upward or downward based on the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond is generally recorded as an increase or decrease in interest income, respectively, even though the adjusted principal is not received until maturity. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible. Distributions from REITs may be characterized as ordinary income, net capital gain, or a return of capital to the fund. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates are used in reporting the character of income and distributions for financial statement purposes. The fund receives substantial distributions from holdings in REITs.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. For these securities, the value of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral. Enforcing rights, if any, against the underlying assets or collateral may be difficult. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. TBA securities resulting from these transactions are included in the Portfolio of Investments. TBA purchase (sale) commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within

Notes to Financial Statements – continued

the fair value hierarchy. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

To mitigate the counterparty credit risk on TBA securities and other types of forward settling mortgage-backed securities, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

For mortgage-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and an amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund’s collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended February 28, 2019, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Notes to Financial Statements – continued

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, wash sale loss deferrals, and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 2/28/19	Year ended 2/28/18
Ordinary income (including any short-term capital gains)	$113,306,994	$123,629,741
Long-term capital gains	23,021,892	19,502,238
Total distributions	$136,328,886	$143,131,979

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 2/28/19

Cost of investments	$3,316,797,542
Gross appreciation	217,073,987

Gross depreciation	(71,362,367)
Net unrealized appreciation (depreciation)	$145,711,620

Undistributed ordinary income	1,645,023
Undistributed long-term capital gain	1,015,116
Post-October capital loss deferral	(4,438,921)
Other temporary differences	(8,640,689)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class C shares will convert to Class A

Notes to Financial Statements – continued

shares approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain

	Year ended 2/28/19	Year ended 2/28/18	Year ended 2/28/19	Year ended 2/28/18
Class A	$42,451,745	$43,591,274	$8,471,088	$6,665,606
Class C	20,226,697	24,285,847	5,224,518	4,696,509
Class I	41,858,569	49,823,688	7,720,653	6,964,196
Class R1	8,151	16,406	1,970	2,727
Class R2	114,581	127,724	25,358	20,482
Class R3	627,811	639,441	124,035	98,791
Class R4	322,959	273,414	62,062	42,400
Class R6	7,696,481	4,871,947	1,392,208	1,011,527
Total	$113,306,994	$123,629,741	$23,021,892	$19,502,238

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.65%
In excess of $1 billion and up to $2.5 billion	0.60%
In excess of $2.5 billion and up to $5 billion	0.55%
In excess of $5 billion	0.50%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended February 28, 2019, this management fee reduction amounted to $347,146, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended February 28, 2019 was equivalent to an annual effective rate of 0.59% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as fees and expenses associated with investments in investment companies and other similar investment vehicles), such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes

A	C	I	R1	R2	R3	R4	R6
1.10%	1.85%	0.85%	1.85%	1.35%	1.10%	0.85%	0.79%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until June 30, 2020. For the year ended

Notes to Financial Statements – continued

February 28, 2019, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $95,634 for the year ended February 28, 2019, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$3,276,821
Class C	0.75%	0.25%	1.00%	1.00%	8,128,828
Class R1	0.75%	0.25%	1.00%	1.00%	3,296
Class R2	0.25%	0.25%	0.50%	0.50%	19,207
Class R3	—	0.25%	0.25%	0.25%	48,467
Total Distribution and Service Fees					$11,476,619

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended February 28, 2019 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended February 28, 2019, this rebate amounted to $6,662, $76, and $12 for Class A, Class C, and Class R2, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended February 28, 2019, were as follows:

Amount
Class A	$80,183
Class C	57,622

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as

Notes to Financial Statements – continued

determined periodically under the supervision of the fund’s Board of Trustees. For the year ended February 28, 2019, the fee was $203,417, which equated to 0.0057% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended February 28, 2019, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $3,319,595.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended February 28, 2019 was equivalent to an annual effective rate of 0.0144% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended February 28, 2019, the fee paid by the fund under this agreement was $6,126 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund invests in the High Yield Pooled Portfolio, which is a mutual fund advised by MFS that does not pay management fees to MFS but does incur investment and operating costs. The fund invests in the High Yield Pooled Portfolio to gain exposure to high income debt instruments, rather than investing in high income debt instruments directly. The High Yield Pooled Portfolio does not pay a management fee to MFS or distribution and/or service fee to MFD.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the

Notes to Financial Statements – continued

Investment Company Act of 1940. During the year ended February 28, 2019, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $2,892,382 and $3,019,922, respectively. The sales transactions resulted in net realized gains (losses) of $(164,278).

The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended February 28, 2019, this reimbursement amounted to $117,726, which is included in “Other” income in the Statement of Operations.

(4) Portfolio Securities

For the year ended February 28, 2019, purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$284,689,974	$372,637,540
Non-U.S. Government securities	$993,447,794	$1,454,674,662

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 2/28/19		Year ended 2/28/18

	Shares	Amount	Shares	Amount
Shares sold
Class A	21,934,805	$265,151,851	32,663,388	$405,127,853
Class C	4,188,252	50,577,898	10,511,622	130,379,562
Class I	22,659,066	273,950,836	41,660,723	516,626,466
Class R1	8,524	102,465	9,953	122,941
Class R2	51,826	628,809	142,870	1,761,794
Class R3	362,563	4,396,138	458,513	5,714,468
Class R4	208,446	2,524,964	288,177	3,573,718
Class R6	4,082,655	49,402,988	18,315,715	227,403,049
	53,496,137	$646,735,949	104,050,961	$1,290,709,851

Shares issued to shareholders in reinvestment of distributions
Class A	4,055,421	$49,172,684	3,879,327	$48,278,886
Class C	1,854,376	22,477,917	2,045,252	25,440,252
Class I	3,323,850	40,297,462	3,793,515	47,182,111
Class R1	821	9,953	1,522	18,903
Class R2	8,811	106,837	8,720	108,397
Class R3	61,945	751,330	58,926	733,359
Class R4	31,748	384,955	25,291	315,016
Class R6	713,063	8,646,570	437,007	5,456,254
	10,050,035	$121,847,708	10,249,560	$127,533,178

Notes to Financial Statements – continued

	Year ended 2/28/19		Year ended 2/28/18

	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(30,527,727)	$(369,134,417)	(33,059,857)	$(410,091,568)
Class C	(21,784,292)	(263,227,928)	(20,814,838)	(258,114,378)
Class I	(43,716,771)	(528,719,177)	(48,854,837)	(605,562,197)
Class R1	(41,137)	(496,708)	(40,548)	(501,002)
Class R2	(141,915)	(1,717,400)	(132,013)	(1,633,720)
Class R3	(527,893)	(6,421,964)	(432,335)	(5,404,920)
Class R4	(79,918)	(959,463)	(162,192)	(2,030,584)
Class R6	(4,794,658)	(58,025,206)	(2,279,360)	(28,399,590)
	(101,614,311)	$(1,228,702,263)	(105,775,980)	$(1,311,737,959)

Net change
Class A	(4,537,501)	$(54,809,882)	3,482,858	$43,315,171
Class C	(15,741,664)	(190,172,113)	(8,257,964)	(102,294,564)
Class I	(17,733,855)	(214,470,879)	(3,400,599)	(41,753,620)
Class R1	(31,792)	(384,290)	(29,073)	(359,158)
Class R2	(81,278)	(981,754)	19,577	236,471
Class R3	(103,385)	(1,274,496)	85,104	1,042,907
Class R4	160,276	1,950,456	151,276	1,858,150
Class R6	1,060	24,352	16,473,362	204,459,713
	(38,068,139)	$(460,118,606)	8,524,541	$106,505,070

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Bank Funding rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Bank Funding rate plus an agreed upon spread. For the year ended February 28, 2019, the fund’s commitment fee and interest expense were $21,997 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

Notes to Financial Statements – continued

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS High Yield Pooled Portfolio		91,720,629	5,307,201	(31,855,228)	65,172,602
MFS Institutional Money Market Portfolio		31,460,646	650,884,884	(624,125,116)	58,220,414

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Capital Gain Distributions	Dividend Income	Ending Value
MFS High Yield Pooled Portfolio	$(13,290,733)	$32,947	$—	$37,705,887	$588,508,593
MFS Institutional Money Market Portfolio	2,125	4,291	—	1,059,143	58,220,415
	$(13,288,608)	$37,238	$—	$38,765,030	$646,729,008

(8) Legal Proceedings

In May 2015, the Motors Liquidation Company Avoidance Action Trust (hereafter, “AAT”) served upon the fund a complaint in an adversary proceeding in the U.S. Bankruptcy Court for the Southern District of New York, captioned Motors Liquidation Company Avoidance Action Trust v. JPMorgan Chase Bank, N.A., et al. (No. 09-00504 (REG)). The complaint, which was originally filed in 2009 but not served on the fund until 2015, names as defendants over 500 entities (including the fund) that held an interest in a $1.5 billion General Motors (GM) term loan in 2009, when GM filed for bankruptcy. The AAT alleges that the fund and the other term loan lenders were improperly treated as secured lenders with respect to the term loan shortly before and immediately after GM’s bankruptcy, receiving full principal and interest payments under the loan. The AAT alleges that the fund and other term loan lenders should have been treated as unsecured (or partially unsecured) creditors because the main lien securing the collateral was allegedly not perfected at the time of GM’s bankruptcy due to an erroneous filing in October 2008 that terminated the financing statement perfecting the lien. The AAT seeks to claw back payments made to the fund and the other term loan lenders after, and during the 90 days before, GM’s June 2009 bankruptcy petition. During that time period, the fund received term loan payments of approximately $380,000. The fund cannot predict the outcome of this proceeding. Among other things, it is unclear whether the AAT’s claims will succeed; what the fund would be entitled to as an unsecured (or partially unsecured) creditor, given the existence of other collateral not impacted by the erroneous October 2008 filing; whether third parties responsible for the erroneous October 2008 filing would bear some or all of any liability; and the degree to which the fund may be entitled to indemnification from a third party for any amount required to be disgorged. The fund has and will continue to incur legal expenses associated with the defense of this action and in related claims against third parties.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of MFS Diversified Income Fund and the Board of

Trustees of MFS Series Trust XIII

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MFS Diversified Income Fund (the “Fund”) (one of the funds constituting MFS Series Trust XIII (the “Trust”)), including the portfolio of investments, as of February 28, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust XIII) at February 28, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included

Report of Independent Registered Public Accounting Firm – continued

evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more MFS investment companies since 1993.

Boston, Massachusetts

April 16, 2019

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of April 1, 2019, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 55)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 57)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 64)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A

Steven E. Buller (age 67)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 64)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 63)	Trustee	January 2009	135	Private investor	N/A

Michael Hegarty (age 74)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Peter D. Jones (age 63)	Trustee	January 2019	135	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 57)	Trustee	January 2019	135	KielStrand Capital LLC (family office and merchant bank), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (since 2016)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 62)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 63)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 61)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 50)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 52)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 59)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Ethan D. Corey (k) (age 55)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (k) (age 50)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 51)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 46)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Amanda S. Mooradian (k) (age 40)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Susan A. Pereira (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 48)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Frank L. Tarantino (age 75)	Independent Senior Officer	June 2004	135	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2007	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Martin J. Wolin (k) (age 51)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 58)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

Trustees and Officers – continued

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Hegarty, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager(s)
Robert Almeida
Ward Brown
David Cole
Rick Gable
Matt Ryan
Jonathan Sage
Geoffrey Schechter
Michael Skatrud

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2019 income tax forms in January 2020. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).

The fund designates $27,436,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 6.20% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

Annual Report

February 28, 2019

MFS® Government Securities Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

MFG-ANN

MFS® Government Securities Fund

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Markets experienced a bout of volatility in late 2018 as a result of higher interest rates, international trade friction and geopolitical uncertainty surrounding issues such as

Brexit. But concern over those issues dissipated in the early months of 2019 due to a more dovish posture by the U.S. Federal Reserve, progress toward a trade pact between the United States and China, and a consensus forming in the British Parliament against a no-deal Brexit. Over the past year, U.S. equities have outperformed their global peers due in part to fiscal stimulus undertaken in late 2017 and early 2019, which helped maintain healthy levels of U.S. economic output against a backdrop of slowing global growth, though returns, on average, have been modest.

Globally, inflation remains largely subdued thanks in part to stable oil prices, though tight labor markets are keeping investors on the lookout for its potential reappearance. Rising incomes in many developed and emerging markets are supportive of gains in consumption, though a challenging backdrop for global trade has weighed on manufacturing in most regions. Should the U.S. and China reach a comprehensive trade agreement, sentiment could improve later this year.

As a global investment manager with nearly a century of expertise, MFS® firmly believes active risk management offers downside mitigation and may help improve investment outcomes. We built our active investment platform with this belief in mind. Our long-term perspective influences nearly every aspect of our business, ensuring that our investment decisions align with the investing time horizons of our clients.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

April 16, 2019

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
Mortgage-Backed Securities	52.4%
U.S. Treasury Securities	35.1%
Investment Grade Corporates	3.0%
Commercial Mortgage-Backed Securities	2.5%
U.S. Government Agencies	2.4%
Collateralized Debt Obligations	2.0%
Municipal Bonds	1.4%
Asset-Backed Securities	0.6%
Non-U.S. Government Bonds	0.1%

Composition including fixed income credit quality (a)(i)
AAA	4.5%
AA	1.6%
A	2.3%
BBB	1.2%
U.S. Government	29.9%
Federal Agencies	54.8%
Not Rated	5.2%
Cash & Cash Equivalents	5.5%
Other	(5.0)%

Portfolio facts (i)
Average Duration (d)	5.6
Average Effective Maturity (m)	8.1 yrs.

(a)

For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities and fixed income derivatives, which have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.

2

Portfolio Composition – continued

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

(i)

For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

(m)

In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.

Percentages are based on net assets as of February 28, 2019.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended February 28, 2019, Class A shares of the MFS Government Securities Fund (“fund”) provided a total return of 2.75%, at net asset value. This compares with a return of 3.37% for the fund’s benchmark, the Bloomberg Barclays U.S. Government/Mortgage Bond Index.

Market Environment

The global economy decelerated during the reporting period, led by weakness in China and Europe as business and investor sentiment was undermined by growing trade frictions. Slower growth, along with tighter financial conditions, contributed to an uptick in market volatility late in the period. Equity valuations fell and credit spreads widened, fueled in part by concerns that the US Federal Reserve was on course to further tighten monetary policy after it lifted rates for a fourth time during the period and indicated its intention to hike several more times while allowing its balance sheet to run off at its predetermined pace.

The market’s negative reaction to these policy signals prompted the Fed to reverse course at the end of the period and indicate that its policy was on hold as inflation pressures abated. The Fed also indicated that it will maintain a larger balance sheet than it had previously. These dovish shifts helped equity valuations rebound, reduced volatility and narrowed credit spreads. Central banks globally are tilting more dovish as well, with China lowering reserve requirements, The Bank of Canada and Bank of England holding rates steady and the European Central Bank acknowledging that it may not be able to hike rates in the fall of 2019 as it had earlier projected.

Emerging markets experienced considerable volatility during the period as tighter global financial conditions exposed structural weakness in some countries. Those pressures were somewhat relieved at the end of the period as the Fed adopted its more dovish posture. However, slowing global growth and ongoing trade frictions remained concerns.

From a geopolitical perspective, the lack of consensus in the United Kingdom on the best path toward a rapidly approaching Brexit, a fractious Eurosceptic Italian coalition government, large-scale protests in France over stagnant wages, and news that Germany’s Angela Merkel will not seek another term as chancellor were sources of uncertainty in Europe. In emerging markets, new Brazilian president Jair Bolsanaro took office, with markets generally encouraged by his market-friendly agenda. In contrast, markets were nervous about the less-market-friendly approach of Mexico’s new president Andres Manuel Lopez Obrador. For much of the period, the contentious US-China trading relationship was a drag on global sentiment, although tentative signs of progress toward resolution helped steady markets late in the period. Concerns persisted about slowing Chinese economic activity.

Specific to the US Treasury sector, yields remained fairly range bound during the first half of the year but rose significantly in the third quarter of 2018 on robust economic growth. After the Fed Chair, Jay Powell, took on a surprisingly hawkish tone in October, coupled with concerns about peak growth and the impact of stalled trade negotiations, volatility increased and bullish investor sentiment waned. This was

4

Management Review – continued

followed by a decline in yields from approximately 3.2% on the 10-year Treasury bond to 2.7% by the end of the reporting period. In order to soften some of these concerns, the Fed pivoted in January to a more dovish stance. Over the reporting period, the impact of the Fed hiking interest rates four times and concerns of a slowing economy helped flatten the curve; the 2-year to 10-year Treasury spread declined from approximately 0.61% to 0.20%.

The mortgage-backed securities sector was fairly stable during the first half of 2018 but underperformed starting in October as the Fed began to taper mortgage reinvestments and separately, volatility increased. At the beginning of 2019, mortgage-backed securities regained a fair amount of the underperformance suffered in the last quarter of 2018, as spread products, e.g., corporates, mortgages, and other securitized products, generally performed well.

Factors Affecting Performance

Relative to the Bloomberg Barclays U.S. Government/Mortgage Bond Index, the fund’s out-of-benchmark exposure to commercial mortgage-backed securities (CMBS), which underperformed the benchmark over the reporting period, detracted from performance. Security selection within the MBS agency fixed rate sector also held back relative returns.

Conversely, the fund’s duration (d) and yield curve (y) positioning helped relative results as the yield curve flattened during the period, with rates rising in the front end and declining in the longer end. An underweight exposure and favorable bond selection within the Treasury sector further aided relative performance. Also contributing to performance was the fund’s hedged Yen carry trade; a strategy designed to benefit from the difference between the borrowing and lending rates of different currencies.

Respectfully,

Portfolio Manager(s)

Geoffrey Schechter and Jake Stone

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

Note to Shareholders: Effective September 1, 2018, Jake Stone became a Portfolio Manager of the Fund.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 2/28/19

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 2/28/19

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	7/25/84	2.75%	1.27%	2.31%	N/A
B	8/30/93	1.99%	0.52%	1.55%	N/A
C	4/01/96	1.88%	0.50%	1.53%	N/A
I	1/02/97	2.90%	1.51%	2.56%	N/A
R1	4/01/05	1.99%	0.52%	1.55%	N/A
R2	10/31/03	2.50%	1.02%	2.06%	N/A
R3	4/01/05	2.65%	1.25%	2.30%	N/A
R4	4/01/05	3.01%	1.51%	2.56%	N/A
R6	7/02/12	3.13%	1.62%	N/A	1.22%

Comparative benchmark(s)
Bloomberg Barclays U.S. Government/Mortgage Bond Index (f)		3.37%	1.95%	2.74%	N/A

Average annual with sales charge
A With Initial Sales Charge (4.25%)		(1.61)%	0.40%	1.87%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		(2.01)%	0.14%	1.55%	N/A
C With CDSC (1% for 12 months) (v)		0.88%	0.50%	1.53%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

Bloomberg Barclays U.S. Government/Mortgage Bond Index – measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time

7

Performance Summary – continued

periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, September 1, 2018 through February 28, 2019

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2018 through February 28, 2019.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 9/01/18	Ending Account Value 2/28/19	Expenses Paid During Period (p) 9/01/18-2/28/19
A	Actual	0.83%	$1,000.00	$1,017.48	$4.15
	Hypothetical (h)	0.83%	$1,000.00	$1,020.68	$4.16
B	Actual	1.59%	$1,000.00	$1,013.70	$7.94
	Hypothetical (h)	1.59%	$1,000.00	$1,016.91	$7.95
C	Actual	1.59%	$1,000.00	$1,013.68	$7.94
	Hypothetical (h)	1.59%	$1,000.00	$1,016.91	$7.95
I	Actual	0.59%	$1,000.00	$1,018.75	$2.95
	Hypothetical (h)	0.59%	$1,000.00	$1,021.87	$2.96
R1	Actual	1.59%	$1,000.00	$1,013.70	$7.94
	Hypothetical (h)	1.59%	$1,000.00	$1,016.91	$7.95
R2	Actual	1.09%	$1,000.00	$1,016.22	$5.45
	Hypothetical (h)	1.09%	$1,000.00	$1,019.39	$5.46
R3	Actual	0.84%	$1,000.00	$1,017.48	$4.20
	Hypothetical (h)	0.84%	$1,000.00	$1,020.63	$4.21
R4	Actual	0.59%	$1,000.00	$1,018.74	$2.95
	Hypothetical (h)	0.59%	$1,000.00	$1,021.87	$2.96
R6	Actual	0.48%	$1,000.00	$1,019.29	$2.40
	Hypothetical (h)	0.48%	$1,000.00	$1,022.41	$2.41

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class A shares, this rebate reduced the expense ratio above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

10

PORTFOLIO OF INVESTMENTS

2/28/19

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 94.0%

Issuer	Shares/Par	Value ($)
Asset-Backed & Securitized - 5.1%
A Voce CLO Ltd., 2014-1A, “A1R”, FLR, 3.947% (LIBOR - 3mo. + 1.16%), 7/15/2026 (n)	$6,880,419	$6,879,386
Chesapeake Funding II LLC, 2018-1A, “A1”, 3.04%, 4/15/2030 (n)	4,359,753	4,362,731
Chesapeake Funding II LLC, 2018-3A, “A1”, 3.39%, 1/15/2031 (n)	7,000,000	7,047,388
Citigroup Commercial Mortgage Trust, 2015-GC27, “A5”, 3.137%, 2/10/2048	1,000,000	994,152
Commercial Mortgage Trust, 2014-CR19, “A5”, 3.796%, 8/10/2047	1,000,000	1,030,380
Commercial Mortgage Trust, 2015-DC1, “A5”, 3.35%, 2/10/2048	4,990,000	4,984,840
Commercial Mortgage Trust, 2015-LC21, “A4”, 3.708%, 7/10/2048	3,135,000	3,201,144
Commercial Mortgage Trust, 2015-PC1, “A5”, 3.902%, 7/10/2050	5,300,000	5,453,568
Commercial Mortgage Trust, 2017-COR2, “A3”, 3.51%, 9/10/2050	5,351,861	5,323,752
CSAIL Commercial Mortgage Trust, 2015-C2, “A4”, 3.504%, 6/15/2057	5,341,994	5,385,637
Dryden Senior Loan Fund, 2018-55A, “A1”, CLO, FLR, 3.807%
(LIBOR - 3mo. + 1.02%), 4/15/2031 (n)	6,145,237	6,072,963
GS Mortgage Securities Trust, 2015-GC30, “A4”, 3.382%, 5/10/2050	5,951,000	5,988,451
Loomis, Sayles & Co., CLO, “A2”, FLR, 4.179% (LIBOR - 3mo. + 1.4%), 4/15/2028 (n)	5,409,775	5,332,128
Madison Park Funding Ltd., 2014-13A, “BR2”, FLR, 4.261%
(LIBOR - 3mo. + 1.5%), 4/19/2030 (n)	5,711,934	5,633,595
Morgan Stanley Bank of America Merrill Lynch Trust, 2017-C34,
“A4”, 3.536%, 11/15/2052	1,650,987	1,650,642
Morgan Stanley Capital I Trust, 2018-H4, “XA”, 0.869%, 12/15/2051 (i)	25,192,149	1,626,229
Symphony CLO Ltd., 2016-17A, “BR”, FLR, 3.987% (LIBOR - 3mo. + 1.2%), 4/15/2028 (n)	4,840,622	4,763,758
TICP CLO Ltd., FLR, 3.601% (LIBOR - 3mo. + 0.8%), 4/20/2028 (n)	8,140,500	8,073,284
UBS Commercial Mortgage Trust, 2017-C1, “A4”, 3.544%, 11/15/2050	3,494,000	3,468,286
Wells Fargo Commercial Mortgage Trust, 2015-C28, “A4”, 3.54%, 5/15/2048	5,531,348	5,593,483

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
Wells Fargo Commercial Mortgage Trust, 2015-NXS1, “A5”, 3.148%, 5/15/2048	$2,177,277	$2,157,022
Wells Fargo Commercial Mortgage Trust, 2018-C48, “XA”, 0.958%, 1/15/2052 (i)(n)	14,706,150	1,080,724
West CLO Ltd. 2013-1A, “A1AR”, FLR, 3.899% (LIBOR - 3mo. + 1.16%), 11/07/2025 (n)	832,462	832,104

		$96,935,647
Chemicals - 0.2%
Sherwin Williams Co., 2.75%, 6/01/2022	$5,063,000	$4,979,239

Computer Software - 0.1%
Microsoft Corp., 3.125%, 11/03/2025	$1,640,000	$1,651,628

Computer Software - Systems - 0.3%
Apple, Inc., 3.25%, 2/23/2026	$5,398,000	$5,396,179

Conglomerates - 0.1%
United Technologies Corp., 3.95%, 8/16/2025	$2,647,000	$2,699,817

Consumer Products - 0.2%
Reckitt Benckiser Treasury Services PLC, 2.75%, 6/26/2024 (n)	$4,386,000	$4,245,336

Major Banks - 0.3%
Bank of America Corp., 3.124% to 1/20/2022, FLR (LIBOR - 3mo. + 1.16%) to 1/20/2023	$3,275,000	$3,259,487
UBS Group Funding (Switzerland) AG, 3.491%, 5/23/2023 (n)	2,120,000	2,114,362

		$5,373,849
Medical & Health Technology & Services - 0.4%
Montefiore Obligated Group, 5.246%, 11/01/2048	$7,884,000	$8,236,274

Mortgage-Backed - 52.2%
Fannie Mae, 5%, 4/01/2019 - 3/01/2042	$17,950,906	$19,165,545
Fannie Mae, 4.84%, 5/01/2019	577,122	577,716
Fannie Mae, 5.5%, 5/01/2019 - 12/01/2038	17,086,333	18,538,513
Fannie Mae, 4.5%, 6/01/2019 - 6/01/2044	59,306,274	62,292,213
Fannie Mae, 4.785%, 8/01/2019	2,178,620	2,189,356
Fannie Mae, 5.05%, 8/01/2019	647,852	651,789
Fannie Mae, 4.67%, 9/01/2019	1,110,686	1,119,587
Fannie Mae, 4.94%, 9/01/2019	375,481	378,176
Fannie Mae, 4.14%, 8/01/2020	1,276,759	1,299,433
Fannie Mae, 5.19%, 9/01/2020	1,485,880	1,508,380

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Mortgage-Backed - continued
Fannie Mae, 6%, 2/01/2021 - 12/01/2037	$4,571,533	$5,003,169
Fannie Mae, 2.152%, 1/25/2023	4,740,000	4,635,395
Fannie Mae, 2.41%, 5/01/2023	1,457,185	1,440,560
Fannie Mae, 2.55%, 5/01/2023	1,254,991	1,247,318
Fannie Mae, 2.59%, 5/01/2023	797,530	793,849
Fannie Mae, 3.78%, 10/01/2023	886,799	922,495
Fannie Mae, 3.5%, 5/25/2025 - 8/01/2048	106,723,285	107,292,982
Fannie Mae, 3.59%, 9/01/2026	1,017,210	1,052,136
Fannie Mae, 2.28%, 11/01/2026	913,301	871,733
Fannie Mae, 2.597%, 12/25/2026	10,346,000	9,950,142
Fannie Mae, 3.043%, 3/25/2028	4,554,000	4,484,826
Fannie Mae, 3.23%, 1/01/2029	2,710,063	2,697,874
Fannie Mae, 3%, 12/01/2031 - 11/01/2046	66,891,227	66,217,274
Fannie Mae, 6.5%, 1/01/2032 - 10/01/2037	1,900,412	2,119,813
Fannie Mae, 4%, 9/01/2040 - 10/01/2048	132,119,616	135,869,172
Fannie Mae, 2%, 5/25/2044 - 4/25/2046	5,693,221	5,465,287
Fannie Mae, TBA, 2.5%, 3/01/2034 - 4/01/2034	3,375,000	3,309,214
Fannie Mae, TBA, 3.5%, 3/01/2034	11,875,000	12,064,954
Freddie Mac, 1.883%, 5/25/2019	598,129	596,721
Freddie Mac, 6%, 8/01/2019 - 10/01/2038	3,295,239	3,581,421
Freddie Mac, 2.456%, 8/25/2019	2,412,787	2,406,900
Freddie Mac, 4.186%, 8/25/2019	2,800,000	2,805,992
Freddie Mac, 4.251%, 1/25/2020	3,106,000	3,131,082
Freddie Mac, 2.313%, 3/25/2020	6,780,410	6,748,037
Freddie Mac, 4.224%, 3/25/2020	4,136,712	4,175,399
Freddie Mac, 5%, 4/01/2020 - 7/01/2041	6,822,301	7,287,531
Freddie Mac, 3.808%, 8/25/2020	2,877,000	2,907,104
Freddie Mac, 3.034%, 10/25/2020	5,362,947	5,370,203
Freddie Mac, 2.856%, 1/25/2021	4,693,025	4,690,296
Freddie Mac, 5.5%, 4/01/2021 - 1/01/2038	4,846,032	5,235,362
Freddie Mac, 2.791%, 1/25/2022	2,546,000	2,542,040
Freddie Mac, 2.455%, 3/25/2022	3,365,154	3,343,072
Freddie Mac, 2.716%, 6/25/2022	4,738,552	4,721,075
Freddie Mac, 4.5%, 11/01/2022 - 5/01/2042	9,598,968	10,077,313
Freddie Mac, 2.51%, 11/25/2022	6,640,000	6,573,073
Freddie Mac, 3.32%, 2/25/2023	4,605,000	4,691,666
Freddie Mac, 3.25%, 4/25/2023	9,000,000	9,149,352
Freddie Mac, 3.3%, 4/25/2023 - 10/25/2026	12,522,861	12,702,914
Freddie Mac, 3.06%, 7/25/2023	3,476,000	3,502,304
Freddie Mac, 3.531%, 7/25/2023	240,000	246,249
Freddie Mac, 3.458%, 8/25/2023	4,600,000	4,707,092
Freddie Mac, 0.882%, 4/25/2024 (i)	55,101,631	2,014,058
Freddie Mac, 0.608%, 7/25/2024 (i)	59,803,309	1,652,796

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Mortgage-Backed - continued
Freddie Mac, 3.303%, 7/25/2024	$4,700,000	$4,785,147
Freddie Mac, 3.064%, 8/25/2024	6,098,509	6,133,235
Freddie Mac, 2.67%, 12/25/2024	10,788,000	10,623,766
Freddie Mac, 2.811%, 1/25/2025	9,000,000	8,916,422
Freddie Mac, 3.329%, 5/25/2025	9,024,000	9,186,795
Freddie Mac, 4%, 7/01/2025 - 4/01/2044	8,444,409	8,675,671
Freddie Mac, 3.01%, 7/25/2025	2,651,000	2,649,865
Freddie Mac, 2.745%, 1/25/2026	8,567,000	8,403,686
Freddie Mac, 2.673%, 3/25/2026	7,802,000	7,612,081
Freddie Mac, 3.224%, 3/25/2027	8,182,000	8,216,188
Freddie Mac, 3.117%, 6/25/2027	5,518,817	5,496,880
Freddie Mac, 0.578%, 7/25/2027 (i)	106,652,354	4,498,287
Freddie Mac, 3.194%, 7/25/2027	8,176,000	8,173,521
Freddie Mac, 0.436%, 8/25/2027 (i)	85,011,442	2,715,155
Freddie Mac, 3.187%, 9/25/2027	19,816,000	19,804,420
Freddie Mac, 3.286%, 11/25/2027	7,673,000	7,711,371
Freddie Mac, 3.444%, 12/25/2027	2,558,000	2,601,068
Freddie Mac, 0.291%, 1/25/2028 (i)	152,069,846	3,794,614
Freddie Mac, 0.303%, 1/25/2028 (i)	62,582,531	1,598,308
Freddie Mac, 0.134%, 2/25/2028 (i)	177,828,111	2,353,324
Freddie Mac, 0.12%, 4/25/2028 (i)	114,176,786	1,416,785
Freddie Mac, 3.85%, 5/25/2028	5,062,000	5,298,722
Freddie Mac, 6.5%, 5/01/2037	335,354	369,594
Freddie Mac, 3.5%, 11/01/2037 - 1/01/2047	87,306,255	87,883,036
Freddie Mac, 3%, 1/01/2038 - 11/01/2046	59,007,039	57,994,775
Ginnie Mae, 2.5%, 7/20/2032 - 6/20/2042	2,551,000	2,355,732
Ginnie Mae, 5.5%, 3/15/2033 - 1/20/2042	3,727,173	4,038,595
Ginnie Mae, 4.5%, 7/20/2033 - 9/20/2041	9,970,318	10,465,922
Ginnie Mae, 4%, 10/15/2039 - 4/20/2041	2,117,205	2,186,951
Ginnie Mae, 3.5%, 12/15/2041 - 10/20/2048	45,446,677	45,974,439
Ginnie Mae, 3%, 2/20/2043 - 12/20/2048	57,175,106	56,487,378
Ginnie Mae, 6.158%, 4/20/2058	83,044	86,872
Ginnie Mae, 0.66%, 2/16/2059 (i)	7,830,224	461,479

		$996,988,037
Municipals - 1.4%
New Jersey Economic Development Authority State Pension Funding Rev., Capital Appreciation, “B”, 0%, 2/15/2023	$14,792,000	$12,732,658
Philadelphia, PA, School District Rev., “A”, 5.995%, 9/01/2030	3,280,000	3,857,510
State of California (Build America Bonds), 7.6%, 11/01/2040	4,220,000	6,305,355
University of California Rev. (Build America Bonds), 5.77%, 5/15/2043	2,750,000	3,364,405

		$26,259,928

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Other Banks & Diversified Financials - 0.5%
Banque Federative du Credit Mutuel S.A., 2.5%, 4/13/2021 (n)	$4,294,000	$4,231,902
ING Groep N.V., 3.15%, 3/29/2022	5,120,000	5,087,204

		$9,319,106
Restaurants - 0.3%
Starbucks Corp., 3.8%, 8/15/2025	$6,062,000	$6,151,601

Supranational - 0.2%
Inter-American Development Bank, 4.375%, 1/24/2044	$2,796,000	$3,247,817

Tobacco - 0.2%
B.A.T Capital Corp., 2.764%, 8/15/2022	$4,264,000	$4,152,693

U.S. Government Agencies and Equivalents - 2.4%
AID-Tunisia, 2.452%, 7/24/2021	$4,063,000	$4,045,614
AID-Ukraine, 1.844%, 5/16/2019	7,271,000	7,261,773
AID-Ukraine, 1.847%, 5/29/2020	3,250,000	3,224,335
Hashemite Kingdom of Jordan, 1.945%, 6/23/2019	5,532,000	5,522,610
Hashemite Kingdom of Jordan, 2.503%, 10/30/2020	6,688,000	6,672,736
Private Export Funding Corp., 2.25%, 3/15/2020	1,681,000	1,675,194
Private Export Funding Corp., 2.3%, 9/15/2020	4,100,000	4,070,546
Small Business Administration, 6.35%, 4/01/2021	45,274	46,197
Small Business Administration, 6.34%, 5/01/2021	74,377	75,774
Small Business Administration, 6.44%, 6/01/2021	78,108	80,054
Small Business Administration, 6.625%, 7/01/2021	70,849	72,627
Small Business Administration, 6.07%, 3/01/2022	77,085	78,958
Small Business Administration, 4.98%, 11/01/2023	146,387	151,414
Small Business Administration, 4.89%, 12/01/2023	364,649	376,178
Small Business Administration, 4.77%, 4/01/2024	410,488	422,154
Small Business Administration, 5.52%, 6/01/2024	192,764	200,384
Small Business Administration, 4.99%, 9/01/2024	332,736	343,970
Small Business Administration, 4.86%, 10/01/2024	186,172	191,634
Small Business Administration, 4.86%, 1/01/2025	413,994	428,010
Small Business Administration, 5.11%, 4/01/2025	305,445	315,722
Small Business Administration, 2.21%, 2/01/2033	1,817,693	1,750,165
Small Business Administration, 2.22%, 3/01/2033	3,065,855	2,962,320
Small Business Administration, 3.15%, 7/01/2033	2,979,532	2,985,811
Small Business Administration, 3.16%, 8/01/2033	1,059,475	1,061,004
Small Business Administration, 3.62%, 9/01/2033	1,124,935	1,152,299

		$45,167,483
U.S. Treasury Obligations - 29.8%
U.S. Treasury Bonds, 6.25%, 8/15/2023	$1,445,000	$1,669,991
U.S. Treasury Bonds, 6%, 2/15/2026	5,933,000	7,201,642

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
U.S. Treasury Obligations - continued
U.S. Treasury Bonds, 6.75%, 8/15/2026	$981,000	$1,254,071
U.S. Treasury Bonds, 6.375%, 8/15/2027	2,309,000	2,951,642
U.S. Treasury Bonds, 4.375%, 2/15/2038	2,078,000	2,530,371
U.S. Treasury Bonds, 4.5%, 8/15/2039	11,926,300	14,759,262
U.S. Treasury Bonds, 3.125%, 2/15/2043	9,748,800	9,838,672
U.S. Treasury Bonds, 2.875%, 5/15/2043	27,528,200	26,570,089
U.S. Treasury Bonds, 2.5%, 2/15/2045	97,983,000	87,694,785
U.S. Treasury Bonds, 2.875%, 11/15/2046	26,245,000	25,226,981
U.S. Treasury Bonds, TIPS, 0.375%, 1/15/2027	19,971,040	19,424,957
U.S. Treasury Notes, 2.625%, 8/15/2020	21,322,000	21,341,156
U.S. Treasury Notes, 3.125%, 5/15/2021	93,251,000	94,460,349
U.S. Treasury Notes, 1.75%, 5/15/2022	14,023,000	13,700,909
U.S. Treasury Notes, 2.5%, 8/15/2023 (f)	136,673,000	136,571,563
U.S. Treasury Notes, 2.875%, 7/31/2025	67,640,000	68,744,434
U.S. Treasury Notes, 2%, 11/15/2026	25,204,000	24,074,743
U.S. Treasury Notes, 2.75%, 2/15/2028	10,157,000	10,200,643

		$568,216,260
Utilities - Electric Power - 0.3%
Enel Finance International N.V., 2.875%, 5/25/2022 (n)	$5,254,000	$5,103,487
Total Bonds (Identified Cost, $1,807,249,577)		$1,794,124,381

Investment Companies (h) - 1.2%
Money Market Funds - 1.2%
MFS Institutional Money Market Portfolio, 2.49% (v) (Identified Cost, $23,226,593)	23,226,827	$23,226,827

Other Assets, Less Liabilities - 4.8%		91,803,438
Net Assets - 100.0%		$1,909,154,646

(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $23,226,827 and $1,794,124,381, respectively.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $65,773,148, representing 3.4% of net assets.

(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

16

Portfolio of Investments – continued

The following abbreviations are used in this report and are defined:

CLO	Collateralized Loan Obligation
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
LIBOR	London Interbank Offered Rate
PLC	Public Limited Company
TBA	To Be Announced
TIPS	Treasury Inflation Protected Security

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

JPY	Japanese Yen

Derivative Contracts at 2/28/19

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
USD	101,837,290	JPY	11,009,670,000	Goldman Sachs International	4/05/2019	$2,802,215

Futures Contracts

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Asset Derivatives

Interest Rate Futures
U.S. Treasury Note 10 yr	Short	USD	325	$39,650,000	June - 2019	$208,730

Liabilitiy Derivatives

Interest Rate Futures
U.S. Treasury Note 2 yr	Long	USD	650	$137,926,953	June - 2019	$(144,478)

At February 28, 2019, the fund had liquid securities with an aggregate value of $303,775 to cover any collateral or margin obligations for certain derivative contracts.

See Notes to Financial Statements

17

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 2/28/19

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $1,807,249,577)	$1,794,124,381
Investments in affiliated issuers, at value (identified cost, $23,226,593)	23,226,827
Cash	408
Foreign currency, at value (identified cost, $96,866,362)	98,760,612
Receivables for
Forward foreign currency exchange contracts	2,802,215
Net daily variation margin on open futures contracts	10,160
Investments sold	455,384
TBA sale commitments	1,656,665
Fund shares sold	1,754,508
Interest	6,545,196
Other assets	7,200
Total assets	$1,929,343,556

Liabilities
Payables for
Distributions	$366,170
Investments purchased	883,180
TBA purchase commitments	17,048,216
Fund shares reacquired	1,080,445
Payable to affiliates
Investment adviser	42,434
Shareholder servicing costs	612,003
Distribution and service fees	9,092
Payable for independent Trustees’ compensation	8,439
Accrued expenses and other liabilities	138,931
Total liabilities	$20,188,910
Net assets	$1,909,154,646

Net assets consist of
Paid-in capital	$2,016,136,645
Total distributable earnings (loss)	(106,981,999)
Net assets	$1,909,154,646
Shares of beneficial interest outstanding	199,265,490

18

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$596,678,172	62,236,959	$9.59
Class B	8,810,522	920,140	9.58
Class C	19,919,075	2,074,408	9.60
Class I	43,626,750	4,555,160	9.58
Class R1	2,124,914	221,909	9.58
Class R2	86,430,716	9,025,933	9.58
Class R3	66,976,799	6,989,451	9.58
Class R4	58,676,635	6,121,326	9.59
Class R6	1,025,911,063	107,120,204	9.58

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $10.02 [100 / 95.75 x $9.59]. On sales of $100,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

19

Financial Statements

STATEMENT OF OPERATIONS

Year ended 2/28/19

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Interest	$57,352,340
Dividends from affiliated issuers	1,011,372
Other	218,925
Total investment income	$58,582,637
Expenses
Management fee	$7,904,953
Distribution and service fees	2,515,624
Shareholder servicing costs	2,098,250
Administrative services fee	288,183
Independent Trustees’ compensation	37,048
Custodian fee	109,343
Shareholder communications	76,288
Audit and tax fees	63,906
Legal fees	14,756
Miscellaneous	278,120
Total expenses	$13,386,471
Fees paid indirectly	(3,022)
Reduction of expenses by investment adviser and distributor	(240,558)
Net expenses	$13,142,891
Net investment income (loss)	$45,439,746

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(8,685,488)
Affiliated issuers	2,489
Futures contracts	1,147,797
Forward foreign currency exchange contracts	(6,014,793)
Foreign currency	2,076,142
Net realized gain (loss)	$(11,473,853)
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$16,787,844
Affiliated issuers	(1,918)
Futures contracts	98,774
Forward foreign currency exchange contracts	2,802,215
Translation of assets and liabilities in foreign currencies	1,894,250
Net unrealized gain (loss)	$21,581,165
Net realized and unrealized gain (loss)	$10,107,312
Change in net assets from operations	$55,547,058

See Notes to Financial Statements

20

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	2/28/19	2/28/18
Change in net assets

From operations
Net investment income (loss)	$45,439,746	$46,140,406
Net realized gain (loss)	(11,473,853)	(8,098,958)
Net unrealized gain (loss)	21,581,165	(45,255,507)
Change in net assets from operations	$55,547,058	$(7,214,059)
Total distributions to shareholders (a)	$(49,169,967)	$(52,875,416)
Change in net assets from fund share transactions	$(115,663,552)	$(16,011,684)
Total change in net assets	$(109,286,461)	$(76,101,159)

Net assets
At beginning of period	2,018,441,107	2,094,542,266
At end of period (b)	$1,909,154,646	$2,018,441,107

(a)

Distributions from net investment income and from net realized gain are no longer required to be separately disclosed. See Note 2. For the year ended February 28, 2018, distributions from net investment income were $52,875,416.

(b)

Parenthetical disclosure of undistributed net investment income is no longer required. See Note 2. For the year ended February 28, 2018, end of period net assets included undistributed net investment income of $3,611,730.

See Notes to Financial Statements

21

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended

	2/28/19	2/28/18	2/28/17		2/29/16	2/28/15
Net asset value, beginning of period	$9.55	$9.84	$10.17		$10.20	$10.05

Income (loss) from investment operations
Net investment income (loss) (d)	$0.20	$0.20	$0.19	(c)	$0.18	$0.16
Net realized and unrealized gain (loss)	0.06	(0.26)	(0.29)		(0.01)	0.20
Total from investment operations	$0.26	$(0.06)	$(0.10)		$0.17	$0.36

Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.23)	$(0.23)		$(0.20)	$(0.21)
Net asset value, end of period (x)	$9.59	$9.55	$9.84		$10.17	$10.20
Total return (%) (r)(s)(t)(x)	2.75	(0.61)	(0.97	)(c)	1.69	3.59

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.86	0.87	0.88	(c)	0.88	0.88
Expenses after expense reductions (f)	0.84	0.85	0.86	(c)	0.87	0.87
Net investment income (loss)	2.12	2.06	1.93	(c)	1.74	1.58
Portfolio turnover	56	20	48		88	67
Net assets at end of period (000 omitted)	$596,678	$625,457	$685,256		$719,585	$692,680

See Notes to Financial Statements

22

Financial Highlights – continued

Class B	Year ended

	2/28/19	2/28/18	2/28/17		2/29/16	2/28/15
Net asset value, beginning of period	$9.54	$9.82	$10.16		$10.19	$10.04

Income (loss) from investment operations
Net investment income (loss) (d)	$0.13	$0.13	$0.12	(c)	$0.10	$0.08
Net realized and unrealized gain (loss)	0.06	(0.25)	(0.30)		(0.01)	0.20
Total from investment operations	$0.19	$(0.12)	$(0.18)		$0.09	$0.28

Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.16)	$(0.16)		$(0.12)	$(0.13)
Net asset value, end of period (x)	$9.58	$9.54	$9.82		$10.16	$10.19
Total return (%) (r)(s)(t)(x)	1.99	(1.26)	(1.82	)(c)	0.93	2.82

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.61	1.62	1.63	(c)	1.63	1.63
Expenses after expense reductions (f)	1.60	1.61	1.62	(c)	1.62	1.62
Net investment income (loss)	1.37	1.31	1.18	(c)	0.99	0.83
Portfolio turnover	56	20	48		88	67
Net assets at end of period (000 omitted)	$8,811	$12,968	$18,013		$22,289	$23,857

Class C	Year ended

	2/28/19	2/28/18	2/28/17		2/29/16	2/28/15
Net asset value, beginning of period	$9.57	$9.85	$10.19		$10.22	$10.07

Income (loss) from investment operations
Net investment income (loss) (d)	$0.13	$0.13	$0.12	(c)	$0.10	$0.08
Net realized and unrealized gain (loss)	0.05	(0.25)	(0.30)		(0.01)	0.20
Total from investment operations	$0.18	$(0.12)	$(0.18)		$0.09	$0.28

Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.16)	$(0.16)		$(0.12)	$(0.13)
Net asset value, end of period (x)	$9.60	$9.57	$9.85		$10.19	$10.22
Total return (%) (r)(s)(t)(x)	1.88	(1.25)	(1.81	)(c)	0.93	2.81

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.61	1.62	1.63	(c)	1.63	1.63
Expenses after expense reductions (f)	1.60	1.61	1.62	(c)	1.62	1.62
Net investment income (loss)	1.37	1.30	1.17	(c)	0.98	0.82
Portfolio turnover	56	20	48		88	67
Net assets at end of period (000 omitted)	$19,919	$29,766	$41,824		$49,104	$51,361

See Notes to Financial Statements

23

Financial Highlights – continued

Class I	Year ended

	2/28/19	2/28/18	2/28/17		2/29/16	2/28/15
Net asset value, beginning of period	$9.55	$9.83	$10.16		$10.20	$10.05

Income (loss) from investment operations
Net investment income (loss) (d)	$0.22	$0.22	$0.22	(c)	$0.20	$0.18
Net realized and unrealized gain (loss)	0.05	(0.24)	(0.29)		(0.02)	0.20
Total from investment operations	$0.27	$(0.02)	$(0.07)		$0.18	$0.38

Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.26)	$(0.26)		$(0.22)	$(0.23)
Net asset value, end of period (x)	$9.58	$9.55	$9.83		$10.16	$10.20
Total return (%) (r)(s)(t)(x)	2.90	(0.26)	(0.73	)(c)	1.85	3.85

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.61	0.62	0.63	(c)	0.63	0.63
Expenses after expense reductions (f)	0.60	0.61	0.62	(c)	0.62	0.63
Net investment income (loss)	2.36	2.29	2.17	(c)	1.98	1.80
Portfolio turnover	56	20	48		88	67
Net assets at end of period (000 omitted)	$43,627	$39,572	$43,439		$42,563	$22,984

Class R1	Year ended

	2/28/19	2/28/18	2/28/17		2/29/16	2/28/15
Net asset value, beginning of period	$9.54	$9.83	$10.16		$10.19	$10.04

Income (loss) from investment operations
Net investment income (loss) (d)	$0.13	$0.13	$0.12	(c)	$0.10	$0.08
Net realized and unrealized gain (loss)	0.06	(0.26)	(0.29)		(0.01)	0.20
Total from investment operations	$0.19	$(0.13)	$(0.17)		$0.09	$0.28

Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.16)	$(0.16)		$(0.12)	$(0.13)
Net asset value, end of period (x)	$9.58	$9.54	$9.83		$10.16	$10.19
Total return (%) (r)(s)(t)(x)	1.99	(1.36)	(1.72	)(c)	0.93	2.82

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.61	1.62	1.63	(c)	1.63	1.63
Expenses after expense reductions (f)	1.60	1.61	1.62	(c)	1.62	1.63
Net investment income (loss)	1.37	1.31	1.18	(c)	0.99	0.82
Portfolio turnover	56	20	48		88	67
Net assets at end of period (000 omitted)	$2,125	$2,237	$3,265		$4,671	$5,128

See Notes to Financial Statements

24

Financial Highlights – continued

Class R2	Year ended

	2/28/19	2/28/18	2/28/17		2/29/16	2/28/15
Net asset value, beginning of period	$9.54	$9.83	$10.16		$10.19	$10.04

Income (loss) from investment operations
Net investment income (loss) (d)	$0.18	$0.18	$0.17	(c)	$0.15	$0.13
Net realized and unrealized gain (loss)	0.06	(0.26)	(0.29)		(0.01)	0.20
Total from investment operations	$0.24	$(0.08)	$(0.12)		$0.14	$0.33

Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.21)	$(0.21)		$(0.17)	$(0.18)
Net asset value, end of period (x)	$9.58	$9.54	$9.83		$10.16	$10.19
Total return (%) (r)(s)(t)(x)	2.50	(0.86)	(1.22	)(c)	1.44	3.33

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.11	1.12	1.13	(c)	1.13	1.13
Expenses after expense reductions (f)	1.10	1.11	1.12	(c)	1.12	1.13
Net investment income (loss)	1.87	1.80	1.68	(c)	1.49	1.33
Portfolio turnover	56	20	48		88	67
Net assets at end of period (000 omitted)	$86,431	$98,060	$111,123		$122,117	$139,048

Class R3	Year ended

	2/28/19	2/28/18	2/28/17		2/29/16	2/28/15
Net asset value, beginning of period	$9.55	$9.83	$10.17		$10.20	$10.05

Income (loss) from investment operations
Net investment income (loss) (d)	$0.20	$0.20	$0.19	(c)	$0.18	$0.16
Net realized and unrealized gain (loss)	0.05	(0.25)	(0.30)		(0.01)	0.20
Total from investment operations	$0.25	$(0.05)	$(0.11)		$0.17	$0.36

Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.23)	$(0.23)		$(0.20)	$(0.21)
Net asset value, end of period (x)	$9.58	$9.55	$9.83		$10.17	$10.20
Total return (%) (r)(s)(t)(x)	2.65	(0.51)	(1.07	)(c)	1.69	3.59

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.86	0.87	0.88	(c)	0.88	0.88
Expenses after expense reductions (f)	0.85	0.86	0.87	(c)	0.87	0.88
Net investment income (loss)	2.12	2.05	1.93	(c)	1.74	1.57
Portfolio turnover	56	20	48		88	67
Net assets at end of period (000 omitted)	$66,977	$79,274	$88,434		$109,531	$105,929

See Notes to Financial Statements

25

Financial Highlights – continued

Class R4	Year ended

	2/28/19	2/28/18	2/28/17		2/29/16	2/28/15
Net asset value, beginning of period	$9.55	$9.84	$10.17		$10.21	$10.06

Income (loss) from investment operations
Net investment income (loss) (d)	$0.22	$0.23	$0.22	(c)	$0.20	$0.18
Net realized and unrealized gain (loss)	0.06	(0.26)	(0.29)		(0.02)	0.20
Total from investment operations	$0.28	$(0.03)	$(0.07)		$0.18	$0.38

Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.26)	$(0.26)		$(0.22)	$(0.23)
Net asset value, end of period (x)	$9.59	$9.55	$9.84		$10.17	$10.21
Total return (%) (r)(s)(t)(x)	3.01	(0.36)	(0.72	)(c)	1.85	3.84

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.61	0.62	0.63	(c)	0.63	0.63
Expenses after expense reductions (f)	0.60	0.61	0.62	(c)	0.62	0.63
Net investment income (loss)	2.36	2.30	2.18	(c)	1.99	1.82
Portfolio turnover	56	20	48		88	67
Net assets at end of period (000 omitted)	$58,677	$64,691	$64,371		$86,552	$77,065

Class R6	Year ended

	2/28/19	2/28/18	2/28/17		2/29/16	2/28/15
Net asset value, beginning of period	$9.54	$9.83	$10.16		$10.20	$10.05

Income (loss) from investment operations
Net investment income (loss) (d)	$0.24	$0.24	$0.23	(c)	$0.21	$0.20
Net realized and unrealized gain (loss)	0.05	(0.26)	(0.29)		(0.01)	0.19
Total from investment operations	$0.29	$(0.02)	$(0.06)		$0.20	$0.39

Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.27)	$(0.27)		$(0.24)	$(0.24)
Net asset value, end of period (x)	$9.58	$9.54	$9.83		$10.16	$10.20
Total return (%) (r)(s)(t)(x)	3.13	(0.25)	(0.61	)(c)	1.96	3.96

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.50	0.50	0.51	(c)	0.52	0.52
Expenses after expense reductions (f)	0.49	0.50	0.50	(c)	0.51	0.51
Net investment income (loss)	2.48	2.42	2.30	(c)	2.10	1.94
Portfolio turnover	56	20	48		88	67
Net assets at end of period (000 omitted)	$1,025,911	$1,066,416	$1,038,818		$1,020,504	$1,038,851

See Notes to Financial Statements

26

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

27

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Government Securities Fund (the fund) is a diversified series of MFS Series Trust XIII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables –Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For entities that hold callable debt securities at a premium, ASU 2017-08 requires that the premium be amortized to the earliest call date. ASU 2017-08 will be effective for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Management has evaluated the potential impacts of ASU 2017-08 and believes that adoption of ASU 2017-08 will not have a material effect on the fund’s overall financial position or its overall results of operations.

In August 2018, the Securities and Exchange Commission (SEC) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the fund adopted the Final Rule with the impacts being that the fund is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to

28

Notes to Financial Statements – continued

setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine

29

Notes to Financial Statements – continued

value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts and forward foreign currency exchange contracts. The following is a summary of the levels used as of February 28, 2019 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	$—	$613,383,743	$—	$613,383,743
Non-U.S. Sovereign Debt	—	3,247,817	—	3,247,817
Municipal Bonds	—	26,259,928	—	26,259,928
U.S. Corporate Bonds	—	32,374,225	—	32,374,225
Residential Mortgage-Backed Securities	—	996,988,037	—	996,988,037
Commercial Mortgage-Backed Securities	—	47,938,309	—	47,938,309
Asset-Backed Securities (including CDOs)	—	48,997,338	—	48,997,338
Foreign Bonds	—	24,934,984	—	24,934,984
Mutual Funds	23,226,827	—	—	23,226,827
Total	$23,226,827	$1,794,124,381	$—	$1,817,351,208

Other Financial Instruments
Futures Contracts – Assets	$208,730	$—	$—	$208,730
Futures Contracts – Liabilities	(144,478)	—	—	(144,478)
Forward Foreign Currency Exchange Contracts – Assets	—	2,802,215	—	2,802,215

For further information regarding security characteristics, see the Portfolio of Investments.

Inflation-Adjusted Debt Securities – The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par

30

Notes to Financial Statements – continued

value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund during the period were futures contracts and forward foreign currency exchange contracts. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at February 28, 2019 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)

Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$208,730	$(144,478)
Foreign Exchange	Forward Foreign Currency
	Exchange Contracts	2,802,215	—
Total		$3,010,945	$(144,478)

(a)

Values presented in this table for futures contracts correspond to the values reported in the fund’s Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

31

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended February 28, 2019 as reported in the Statement of Operations:

Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$1,147,797	$—
Foreign Exchange	—	(6,014,793)
Total	$1,147,797	$(6,014,793)

The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended February 28, 2019 as reported in the Statement of Operations:

Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$98,774	$—
Foreign Exchange	—	2,802,215
Total	$98,774	$2,802,215

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party

32

Notes to Financial Statements – continued

to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the

33

Notes to Financial Statements – continued

terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Dollar Roll Transactions – The fund enters into dollar roll transactions, with respect to mortgage-backed securities issued by Ginnie Mae, Fannie Mae, and Freddie Mac, in which the fund sells mortgage-backed securities to financial institutions and simultaneously agrees to purchase similar (same issuer, type and coupon) securities at a later date at an agreed-upon price. During the period between the sale and repurchase in a dollar roll transaction the fund will not be entitled to receive interest and principal payments on the securities sold but is compensated by interest earned on the proceeds of the initial sale and by a lower purchase price on the securities to be repurchased which enhances the fund’s total return. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Some securities may be purchased on a “when-issued” or “forward delivery” basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted upward or downward based on the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond is generally recorded as an increase or decrease in interest income, respectively, even though the adjusted principal is not received until maturity. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

34

Notes to Financial Statements – continued

The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. For these securities, the value of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral. Enforcing rights, if any, against the underlying assets or collateral may be difficult. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. TBA securities resulting from these transactions are included in the Portfolio of Investments. TBA purchase (sale) commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

To mitigate the counterparty credit risk on TBA securities and other types of forward settling mortgage-backed securities, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

For mortgage-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and an amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund’s collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

35

Notes to Financial Statements – continued

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended February 28, 2019, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 2/28/19	Year ended 2/28/18
Ordinary income (including any short-term capital gains)	$49,169,967	$52,875,416

36

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 2/28/19

Cost of investments	$1,843,996,625
Gross appreciation	14,056,836

Gross depreciation	(37,835,786)
Net unrealized appreciation (depreciation)	$(23,778,950)

Undistributed ordinary income	6,390,765
Capital loss carryforwards	(87,800,547)
Other temporary differences	(1,793,267)

As of February 28, 2019, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(15,160,266)
Long-Term	(72,640,281)
Total	$(87,800,547)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Class C shares will convert to Class A shares approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income

	Year ended 2/28/19	Year ended 2/28/18
Class A	$14,013,170	$15,965,398
Class B	167,498	250,984
Class C	338,975	578,496
Class I	1,204,386	1,026,086
Class R1	34,781	44,680
Class R2	1,919,411	2,239,532
Class R3	1,689,030	2,046,099
Class R4	1,598,449	1,697,045
Class R6	28,204,267	29,027,096
Total	$49,169,967	$52,875,416

37

Notes to Financial Statements – continued

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $2.5 billion	0.40%
In excess of $2.5 billion	0.35%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended February 28, 2019, this management fee reduction amounted to $192,224, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended February 28, 2019 was equivalent to an annual effective rate of 0.39% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $21,999 for the year ended February 28, 2019, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.24%	$1,519,349
Class B	0.75%	0.25%	1.00%	1.00%	107,052
Class C	0.75%	0.25%	1.00%	1.00%	217,657
Class R1	0.75%	0.25%	1.00%	1.00%	22,309
Class R2	0.25%	0.25%	0.50%	0.50%	466,273
Class R3	—	0.25%	0.25%	0.25%	182,984
Total Distribution and Service Fees					$2,515,624

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended February 28, 2019 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended February 28, 2019, this rebate amounted to $47,948, $204, $112, and $70 for Class A, Class B, Class C, and Class R3, respectively, and is included in the reduction of total expenses in the Statement of Operations.

38

Notes to Financial Statements – continued

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended February 28, 2019, were as follows:

Amount
Class A	$30,312
Class B	26,780
Class C	1,580

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended February 28, 2019, the fee was $221,847, which equated to 0.0112% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended February 28, 2019, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,144,806.

Under a Special Servicing Agreement among MFS, certain MFS funds which invest in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-funds’ transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-funds. For the year ended February 28, 2019, these costs for the fund amounted to $731,597 and are included in “Shareholder servicing costs” in the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended February 28, 2019 was equivalent to an annual effective rate of 0.0146% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

39

Notes to Financial Statements – continued

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB plan resulted in a pension expense of $4,172 and the Retirement Deferral plan, which terminated on December 31, 2018, resulted in an expense of $104. Both amounts are included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended February 28, 2019. The liability for deferred retirement benefits payable to those former independent Trustees under the DB plan amounted to $8,349 at February 28, 2019, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended February 28, 2019, the fee paid by the fund under this agreement was $3,382 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

On September 20, 2017, MFS purchased 126 shares of Class I for aggregate amount of $1,240.

(4) Portfolio Securities

For the year ended February 28, 2019, purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$980,539,391	$1,076,947,063
Non-U.S. Government securities	$82,676,566	$121,605,121

40

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 2/28/19		Year ended 2/28/18

	Shares	Amount	Shares	Amount
Shares sold
Class A	13,369,605	$127,040,479	22,234,771	$218,274,413
Class B	101,804	968,658	123,641	1,209,979
Class C	696,160	6,631,256	340,173	3,339,878
Class I	6,780,100	64,435,992	3,998,991	39,228,415
Class R1	52,689	501,029	36,094	353,337
Class R2	1,522,580	14,465,185	1,875,222	18,326,570
Class R3	1,502,126	14,284,823	2,147,611	21,025,138
Class R4	1,616,200	15,334,165	2,654,703	26,078,951
Class R6	8,913,219	84,764,781	11,311,418	110,623,136
	34,554,483	$328,426,368	44,722,624	$438,459,817

Shares issued to shareholders in reinvestment of distributions
Class A	1,092,325	$10,394,478	1,211,247	$11,861,131
Class B	17,195	163,434	24,937	244,009
Class C	31,701	302,223	52,238	512,525
Class I	105,294	1,001,997	84,518	827,162
Class R1	3,654	34,731	4,556	44,604
Class R2	190,442	1,810,170	214,676	2,099,876
Class R3	177,410	1,687,236	207,882	2,035,141
Class R4	76,736	730,197	88,765	869,270
Class R6	2,951,895	28,056,229	2,954,977	28,902,439
	4,646,652	$44,180,695	4,843,796	$47,396,157

Shares reacquired
Class A	(17,702,525)	$(168,195,468)	(27,634,171)	$(271,132,034)
Class B	(558,082)	(5,288,982)	(622,857)	(6,102,609)
Class C	(1,764,500)	(16,790,066)	(1,526,199)	(14,981,106)
Class I	(6,475,837)	(61,840,585)	(4,358,097)	(42,704,364)
Class R1	(68,905)	(653,034)	(138,429)	(1,361,490)
Class R2	(2,964,009)	(28,139,174)	(3,122,194)	(30,533,790)
Class R3	(2,992,677)	(28,390,727)	(3,047,165)	(29,837,031)
Class R4	(2,344,610)	(22,293,155)	(2,514,771)	(24,726,024)
Class R6	(16,496,735)	(156,679,424)	(8,222,700)	(80,489,210)
	(51,367,880)	$(488,270,615)	(51,186,583)	$(501,867,658)

41

Notes to Financial Statements – continued

	Year ended 2/28/19		Year ended 2/28/18

	Shares	Amount	Shares	Amount
Net change
Class A	(3,240,595)	$(30,760,511)	(4,188,153)	$(40,996,490)
Class B	(439,083)	(4,156,890)	(474,279)	(4,648,621)
Class C	(1,036,639)	(9,856,587)	(1,133,788)	(11,128,703)
Class I	409,557	3,597,404	(274,588)	(2,648,787)
Class R1	(12,562)	(117,274)	(97,779)	(963,549)
Class R2	(1,250,987)	(11,863,819)	(1,032,296)	(10,107,344)
Class R3	(1,313,141)	(12,418,668)	(691,672)	(6,776,752)
Class R4	(651,674)	(6,228,793)	228,697	2,222,197
Class R6	(4,631,621)	(43,858,414)	6,043,695	59,036,365
	(12,166,745)	$(115,663,552)	(1,620,163)	$(16,011,684)

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Fund, the MFS Conservative Allocation Fund, the MFS Lifetime Income Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2020 Fund, and the MFS Lifetime 2025 Fund were the owners of record of approximately 27%, 15%, 3%, 2%, 2%, and 1%, respectively, of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Bank Funding rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Bank Funding rate plus an agreed upon spread. For the year ended February 28, 2019, the fund’s commitment fee and interest expense were $11,370 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

42

Notes to Financial Statements – continued

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		85,684,720	512,207,908	(574,665,801)	23,226,827

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$2,489	$(1,918)	$—	$1,011,372	$23,226,827

43

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust XIII and the Shareholders of MFS Government Securities Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Government Securities Fund (the “Fund”), including the portfolio of investments, as of February 28, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of February 28, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of February 28, 2019, by

44

Report of Independent Registered Public Accounting Firm – continued

correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

April 16, 2019

We have served as the auditor of one or more of the MFS investment companies since 1924.

45

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of April 1, 2019, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 55)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 57)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 64)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A

Steven E. Buller (age 67)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

46

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 64)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 63)	Trustee	January 2009	135	Private investor	N/A

Michael Hegarty (age 74)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Peter D. Jones (age 63)	Trustee	January 2019	135	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 57)	Trustee	January 2019	135	KielStrand Capital LLC (family office and merchant bank), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (since 2016)

47

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 62)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 63)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 61)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 50)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President

48

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 52)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 59)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Ethan D. Corey (k) (age 55)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (k) (age 50)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 51)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 46)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

49

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Amanda S. Mooradian (k) (age 40)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Susan A. Pereira (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 48)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Frank L. Tarantino (age 75)	Independent Senior Officer	June 2004	135	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2007	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Martin J. Wolin (k) (age 51)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 58)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

50

Trustees and Officers – continued

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Hegarty, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Geoffrey Schechter
Jake Stone

51

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2019 income tax forms in January 2020.

52

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

53

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

54

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

Annual Report

February 28, 2019

     MFS® New Discovery Value Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

NDV-ANN

MFS® New Discovery Value Fund

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Markets experienced a bout of volatility in late 2018 as a result of higher interest rates, international trade friction and geopolitical uncertainty surrounding issues such as

Brexit. But concern over those issues dissipated in the early months of 2019 due to a more dovish posture by the U.S. Federal Reserve, progress toward a trade pact between the United States and China, and a consensus forming in the British Parliament against a no-deal Brexit. Over the past year, U.S. equities have outperformed their global peers due in part to fiscal stimulus undertaken in late 2017 and early 2019, which helped maintain healthy levels of U.S. economic output against a backdrop of slowing global growth, though returns, on average, have been modest.

Globally, inflation remains largely subdued thanks in part to stable oil prices, though tight labor markets are keeping investors on the lookout for its potential reappearance. Rising incomes in many developed and emerging markets are supportive of gains in consumption, though a challenging backdrop for global trade has weighed on manufacturing in most regions. Should the U.S. and China reach a comprehensive trade agreement, sentiment could improve later this year.

As a global investment manager with nearly a century of expertise, MFS® firmly believes active risk management offers downside mitigation and may help improve investment outcomes. We built our active investment platform with this belief in mind. Our long-term perspective influences nearly every aspect of our business, ensuring that our investment decisions align with the investing time horizons of our clients.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

April 16, 2019

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
KBR, Inc.	1.9%
Toll Brothers, Inc.	1.8%
Owens Corning	1.8%
Black Hills Corp.	1.8%
South Jersey Industries, Inc.	1.8%
Graphic Packaging Holding Co.	1.7%
Premier, Inc., “A”	1.7%
Portland General Electric Co.	1.7%
First Hawaiian, Inc.	1.7%
Signature Bank	1.6%

GICS equity sectors
Financials	24.6%
Industrials	19.9%
Real Estate	11.1%
Consumer Discretionary	9.6%
Information Technology	7.9%
Materials	7.5%
Utilities	6.2%
Consumer Staples	4.1%
Energy	4.1%
Health Care	2.9%
Communication Services	1.0%

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS.

Percentages are based on net assets as of February 28, 2019.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended February 28, 2019, Class A shares of the MFS New Discovery Value Fund (“fund”) provided a total return of 8.90%, at net asset value. This compares with a return of 4.42% for the fund’s benchmark, the Russell 2000® Value Index.

Market Environment

The global economy decelerated during the reporting period, led by weakness in China and Europe as business and investor sentiment was undermined by growing trade frictions. Slower growth, along with tighter financial conditions, contributed to an uptick in market volatility late in the period. Equity valuations fell and credit spreads widened, fueled in part by concerns that the US Federal Reserve was on course to further tighten monetary policy after it lifted rates for a fourth time during the period and indicated its intention to hike several more times while allowing its balance sheet to run off at its predetermined pace.

The market’s negative reaction to these policy signals prompted the Fed to reverse course at the end of the period and indicate that its policy was on hold as inflation pressures abated. The Fed also indicated that it will maintain a larger balance sheet than it had previously. These dovish shifts helped equity valuations rebound, reduced volatility and narrowed credit spreads. Central banks globally are tilting more dovish as well, with China lowering reserve requirements, The Bank of Canada and Bank of England holding rates steady and the European Central Bank acknowledging that it may not be able to hike rates in the fall of 2019 as it had earlier projected.

Emerging markets experienced considerable volatility during the period as tighter global financial conditions exposed structural weakness in some countries. Those pressures were somewhat relieved at the end of the period as the Fed adopted its more dovish posture. However, slowing global growth and ongoing trade frictions remained concerns.

From a geopolitical perspective, the lack of consensus in the United Kingdom on the best path toward a rapidly approaching Brexit, a fractious Eurosceptic Italian coalition government, large-scale protests in France over stagnant wages, and news that Germany’s Angela Merkel will not seek another term as chancellor were sources of uncertainty in Europe. In emerging markets, new Brazilian president Jair Bolsanaro took office, with markets generally encouraged by his market-friendly agenda. In contrast, markets were nervous about the less-market-friendly approach of Mexico’s new president Andres Manuel Lopez Obrador. For much of the period, the contentious US-China trading relationship was a drag on global sentiment, although tentative signs of progress toward resolution helped steady markets late in the period. Concerns persisted about slowing Chinese economic activity.

Contributors to Performance

Stock selection within the health care sector contributed to performance relative to the Russell 2000® Value Index, led by the timing of the fund’s overweight position in health care cost containment solutions provider HMS Holdings (h). Shares of HMS

3

Management Review – continued

Holdings advanced during the reporting period, outpacing the benchmark, as strong growth in the company’s coordination of benefits and population management segments helped drive better-than-expected earnings.

Both security selection and an underweight position in the energy sector also aided relative results. However, there were no individual securities within this sector that were among the fund’s top relative contributors during the reporting period.

Stock selection in the consumer staples sector further benefited relative performance. Within this sector, the timing of the fund’s overweight position in poultry processing company Sanderson Farms and the fund’s holdings of food producer TreeHouse Foods (b) supported relative returns. Shares of TreeHouse Foods advanced as favorable pricing trends drove earnings results that beat consensus estimates.

Elsewhere, the fund’s holdings of real estate investment trusts, Medical Properties Trust (b) and STORE Capital (b), as well as holdings of commercial banking company Signature Bank (b), financial services firm Element Fleet Management (b) (Canada) and footwear company Skechers (b) helped relative results. Additionally, the fund’s overweight positions in diversified energy company Black Hills and integrated electric utility company Portland General Electric supported relative results.

Detractors from Performance

Both security selection and an overweight position in the materials sector weakened relative performance during the reporting period. Within this sector, the fund’s holdings of specialty metal producer Ferroglobe (b) (United Kingdom) and paper-based packaging solutions provider Graphic Packaging Holding (b) hindered relative returns. The stock price of Graphic Packaging Holding declined after the company reported weaker-than-expected earnings results and lowered its full-year outlook as both rising inflation costs and reliability concerns at the recently acquired SBS mill in Augusta, Georgia, appeared to have weighed on investor sentiment.

An underweight position in the communication services sector also held back relative results. However, there were no individual securities within this sector that were among the fund’s top relative detractors during the reporting period.

Stocks in other sectors that weighed on relative performance included holding over-the-counter pharmaceutical and personal care products manufacturer Genomma Lab Internacional (b) (Mexico), onshore contract drilling services provider Patterson-UTI Energy (b), arts and crafts specialty retailer Michaels Companies (b) and residential and commercial building materials manufacturer Owens Corning (b). Shares of Genomma Lab Internacional declined as weak sales in both the US and Mexico and a challenging foreign exchange rate environment hurt corporate earnings results. Overweight positions in suspended ceilings systems distributor GMS, global oilfield products company Forum Energy Technologies and label solutions provider Multi-Color Corporation (h), and not holding shares of strong-performing network and communications infrastructure company Ciena, also hurt relative results.

Respectfully,

Portfolio Manager(s)

Kevin Schmitz

4

Management Review – continued

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 2/28/19

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

6

Performance Summary – continued

Total Returns through 2/28/19

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	Life (t)
A	5/26/11	8.90%	8.26%	11.38%
B	5/26/11	8.05%	7.45%	10.54%
C	5/26/11	8.09%	7.43%	10.54%
I	5/26/11	9.19%	8.53%	11.65%
R1	5/26/11	8.04%	7.43%	10.54%
R2	5/26/11	8.59%	7.99%	11.10%
R3	5/26/11	8.88%	8.26%	11.38%
R4	5/26/11	9.19%	8.54%	11.66%
R6	7/02/12	9.28%	8.64%	13.16%

Comparative benchmark(s)
Russell 2000® Value Index (f)		4.42%	6.48%	9.37%

Average annual with sales charge
A With Initial Sales Charge (5.75%)		2.64%	6.99%	10.53%
B With CDSC (Declining over six years from 4% to 0%) (v)		4.05%	7.15%	10.54%
C With CDSC (1% for 12 months) (v)		7.09%	7.43%	10.54%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end. The comparative benchmark performance information provided for the “life” period is from the inception date of the Class A shares. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

Russell 2000® Value Index – a market-capitalization-weighted, value-oriented index that measures the performance of small-capitalization stocks that have relatively low price-to-book ratios and lower forecasted growth values. The Russell 2000® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total

7

Performance Summary – continued

return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, September 1, 2018 through February 28, 2019

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2018 through February 28, 2019.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 9/01/18	Ending Account Value 2/28/19	Expenses Paid During Period (p) 9/01/18-2/28/19
A	Actual	1.28%	$1,000.00	$946.94	$6.18
	Hypothetical (h)	1.28%	$1,000.00	$1,018.45	$6.41
B	Actual	2.03%	$1,000.00	$943.08	$9.78
	Hypothetical (h)	2.03%	$1,000.00	$1,014.73	$10.14
C	Actual	2.03%	$1,000.00	$943.44	$9.78
	Hypothetical (h)	2.03%	$1,000.00	$1,014.73	$10.14
I	Actual	1.03%	$1,000.00	$948.29	$4.98
	Hypothetical (h)	1.03%	$1,000.00	$1,019.69	$5.16
R1	Actual	2.03%	$1,000.00	$943.12	$9.78
	Hypothetical (h)	2.03%	$1,000.00	$1,014.73	$10.14
R2	Actual	1.53%	$1,000.00	$946.08	$7.38
	Hypothetical (h)	1.53%	$1,000.00	$1,017.21	$7.65
R3	Actual	1.28%	$1,000.00	$947.12	$6.18
	Hypothetical (h)	1.28%	$1,000.00	$1,018.45	$6.41
R4	Actual	1.03%	$1,000.00	$948.41	$4.98
	Hypothetical (h)	1.03%	$1,000.00	$1,019.69	$5.16
R6	Actual	0.92%	$1,000.00	$948.59	$4.44
	Hypothetical (h)	0.92%	$1,000.00	$1,020.23	$4.61

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

2/28/19

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 98.9%

Issuer	Shares/Par	Value ($)

Aerospace - 1.9%
CACI International, Inc., “A” (a)	144,253	$26,291,552
ManTech International Corp., “A”	325,894	17,712,339

		$44,003,891
Apparel Manufacturers - 1.4%
Skechers USA, Inc., “A” (a)	950,655	$31,970,528

Automotive - 0.7%
Visteon Corp. (a)	188,026	$16,106,307

Brokerage & Asset Managers - 1.8%
Apollo Global Management LLC, “A”	406,769	$11,918,332
TMX Group Ltd.	475,417	29,848,362

		$41,766,694
Business Services - 2.6%
BrightView Holdings, Inc. (a)	1,640,039	$22,140,526
PRA Group, Inc. (a)	679,838	21,883,985
TravelportWorldwide Ltd.	1,119,291	17,595,255

		$61,619,766
Computer Software - 0.5%
8x8, Inc. (a)	586,404	$11,534,567

Computer Software - Systems - 2.9%
Model N, Inc. (a)	993,178	$17,181,979
Presidio, Inc.	1,249,659	20,781,829
Verint Systems, Inc. (a)	577,259	30,739,042

		$68,702,850
Construction - 4.9%
Eagle Materials, Inc.	227,024	$17,353,714
GMS, Inc. (a)	724,625	14,166,419
Owens Corning	835,829	41,732,942
Toll Brothers, Inc.	1,177,251	41,910,136

		$115,163,211
Consumer Products - 2.4%
Newell Brands, Inc.	855,085	$13,878,029
Prestige Brands Holdings, Inc. (a)	436,000	12,757,360

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Consumer Products - continued
Sensient Technologies Corp.	466,570	$30,187,079

		$56,822,468
Containers - 3.0%
Berry Global Group, Inc. (a)	577,522	$30,302,579
Graphic Packaging Holding Co.	3,326,382	40,515,333

		$70,817,912
Electrical Equipment - 3.1%
AZZ, Inc.	123,476	$5,682,366
HD Supply Holdings, Inc. (a)	669,411	28,791,367
TriMas Corp. (a)	628,479	20,318,726
WESCO International, Inc. (a)	309,678	16,861,967

		$71,654,426
Electronics - 1.8%
nLIGHT, Inc. (a)	677,419	$14,489,992
OSI Systems, Inc. (a)	106,880	9,282,528
Plexus Corp. (a)	309,019	19,085,014

		$42,857,534
Energy - Independent - 0.7%
Matador Resources Co. (a)	857,591	$15,951,192

Engineering - Construction - 2.5%
Construction Partners, Inc., “A” (a)(h)	1,182,346	$14,613,797
KBR, Inc.	2,250,249	44,464,920

		$59,078,717
Entertainment - 2.1%
IMAX Corp. (a)	1,054,530	$24,159,282
Merlin Entertainment	4,354,722	20,885,597
Parques Reunidos Servicios Centrales S.A.U.	411,929	4,910,387

		$49,955,266
Food & Beverages - 3.4%
Cal-Maine Foods, Inc.	376,129	$16,587,289
Hostess Brands, Inc. (a)	2,057,568	24,978,875
Sanderson Farms, Inc.	250,541	28,862,323
TreeHouse Foods, Inc. (a)	158,044	9,574,306

		$80,002,793
Gaming & Lodging - 0.6%
Wyndham Hotels Group, LLC	257,073	$13,514,328

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Insurance - 2.7%
Everest Re Group Ltd.	98,429	$22,255,781
Hanover Insurance Group, Inc.	178,970	21,245,529
Safety Insurance Group, Inc.	80,037	7,150,505
Third Point Reinsurance Ltd. (a)	1,237,758	13,231,633

		$63,883,448
Internet - 0.4%
Stamps.com, Inc. (a)	100,139	$9,412,065

Leisure & Toys - 1.2%
Brunswick Corp.	513,637	$27,089,215

Machinery & Tools - 5.3%
AGCO Corp.	267,491	$18,077,042
Gardner Denver Holdings, Inc. (a)	430,159	11,549,769
ITT, Inc.	334,970	19,347,867
Kennametal, Inc.	831,823	31,351,409
Regal Beloit Corp.	297,524	24,920,610
Ritchie Bros. Auctioneers, Inc.	471,647	17,686,763

		$122,933,460
Medical & Health Technology & Services - 1.7%
Premier, Inc., “A” (a)	1,106,201	$40,464,832

Medical Equipment - 0.4%
STERIS PLC	81,134	$9,813,969

Natural Gas - Distribution - 2.7%
New Jersey Resources Corp.	456,417	$22,090,583
South Jersey Industries, Inc.	1,418,139	41,055,124

		$63,145,707
Oil Services - 4.6%
Apergy Corp. (a)	236,692	$9,936,330
Forum Energy Technologies, Inc. (a)	1,638,795	9,554,175
Frank’s International N.V. (a)	3,571,075	22,354,930
Liberty Oilfield Services, Inc. (l)	732,974	12,006,114
NOW, Inc. (a)	1,924,154	27,765,542
Patterson-UTI Energy, Inc.	2,013,421	26,697,962

		$108,315,053
Other Banks & Diversified Financials - 19.8%
Air Lease Corp.	572,916	$21,404,142
Bank of Hawaii Corp.	375,573	30,883,368

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Other Banks & Diversified Financials - continued
Berkshire Hills Bancorp, Inc.	431,648	$13,519,215
Brookline Bancorp, Inc.	1,566,117	25,026,550
Cathay General Bancorp, Inc.	675,800	26,248,072
Element Fleet Management Corp.	4,649,468	26,604,730
First Hawaiian, Inc.	1,475,528	39,780,235
Hanmi Financial Corp.	1,027,140	23,706,391
Lakeland Financial Corp.	665,351	32,149,760
Legacytextas Financial Group, Inc.	785,111	32,762,682
Prosperity Bancshares, Inc.	390,272	29,055,750
Sandy Spring Bancorp, Inc.	487,407	17,093,364
Signature Bank	282,291	38,323,826
TCF Financial Corp.	1,246,497	28,544,781
Textainer Group Holdings Ltd. (a)	1,076,468	11,744,266
UMB Financial Corp.	536,794	36,936,795
Wintrust Financial Corp.	407,512	30,021,409

		$463,805,336
Pharmaceuticals - 0.2%
Genomma Lab Internacional S.A., “B” (a)	7,812,072	$5,157,700

Pollution Control - 2.2%
Advanced Disposal Services, Inc. (a)	930,956	$24,688,953
EvoquaWater Technologies LLC (a)	1,307,416	17,754,709
Stericycle, Inc. (a)	176,661	7,875,548

		$50,319,210
Real Estate - 11.8%
Brixmor Property Group Inc., REIT	1,387,739	$24,229,923
Corporate Office Properties Trust, REIT	1,264,073	32,853,257
Equity Commonwealth, REIT	700,886	22,883,928
Industrial Logistics Properties Trust, REIT	1,553,276	32,401,337
Life Storage, Inc., REIT	240,974	23,519,063
Medical Properties Trust, Inc., REIT	1,813,892	33,067,251
Office Properties Income Trust	604,042	18,429,322
Spirit Realty Capital, Inc., REIT	419,877	16,224,047
STAG Industrial, Inc., REIT	1,214,476	33,616,696
STORE Capital Corp., REIT	692,236	22,476,903
Two Harbors Investment Corp, REIT	1,290,420	17,898,125

		$277,599,852
Specialty Chemicals - 3.5%
Axalta Coating Systems Ltd. (a)	488,464	$13,056,643
Ferro Corp. (a)	1,345,548	26,090,176

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Specialty Chemicals - continued
Ferroglobe PLC	1,658,149	$4,559,910
RPM International, Inc.	226,068	13,082,555
Univar, Inc. (a)	1,065,229	24,084,827

		$80,874,111
Specialty Stores - 2.6%
BJ’s Wholesale Club Holdings, Inc. (a)	654,267	$16,566,040
Michaels Co., Inc. (a)	833,298	11,782,834
Urban Outfitters, Inc. (a)	348,835	10,761,560
Zumiez, Inc. (a)	902,231	22,285,106

		$61,395,540
Utilities - Electric Power - 3.5%
Black Hills Corp.	587,732	$41,717,217
Portland General Electric Co.	796,040	39,913,446

		$81,630,663
Total Common Stocks (Identified Cost, $2,164,757,238)		$2,317,362,611

Investment Companies (h) - 2.4%
Money Market Funds - 2.4%
MFS Institutional Money Market Portfolio, 2.49% (v) (Identified Cost, $56,572,970)	56,574,297	$56,574,297

Collateral for Securities Loaned - 0.0%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.43% (j) (Identified Cost, $1,154,698)	1,154,698	$1,154,698

Other Assets, Less Liabilities - (1.3)%		(31,058,382)
Net Assets - 100.0%		$2,344,033,224

(a)	Non-income producing security.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $71,188,094 and $2,303,903,512, respectively.

(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan. See Note 2 for additional information.
(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

15

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 2/28/19

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value, including $1,347,321 of securities on loan (identified cost, $2,152,176,698)	$2,303,903,512
Investments in affiliated issuers, at value (identified cost, $70,308,208)	71,188,094
Cash	389,589
Receivables for
Investments sold	8,410,794
Fund shares sold	10,249,985
Interest and dividends	2,042,054
Other assets	6,437
Total assets	$2,396,190,465

Liabilities
Payables for
Investments purchased	$48,261,225
Fund shares reacquired	2,038,970
Collateral for securities loaned, at value (c)	1,154,698
Payable to affiliates
Investment adviser	108,915
Shareholder servicing costs	366,590
Distribution and service fees	7,689
Payable for independent Trustees’ compensation	98
Accrued expenses and other liabilities	219,056
Total liabilities	$52,157,241
Net assets	$2,344,033,224

Net assets consist of
Paid-in capital	$2,166,162,976
Total distributable earnings (loss)	177,870,248
Net assets	$2,344,033,224
Shares of beneficial interest outstanding	153,936,675

(c)	Non-cash collateral is not included.

16

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$318,067,498	20,982,151	$15.16
Class B	7,198,118	495,585	14.52
Class C	41,046,387	2,840,059	14.45
Class I	917,166,980	60,154,340	15.25
Class R1	1,580,812	108,772	14.53
Class R2	3,719,005	246,453	15.09
Class R3	45,354,968	2,984,151	15.20
Class R4	71,765,470	4,700,300	15.27
Class R6	938,133,986	61,424,864	15.27

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $16.08 [100 / 94.25 x $15.16]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

17

Financial Statements

STATEMENT OF OPERATIONS

Year ended 2/28/19

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$27,639,408
Dividends from affiliated issuers	620,014
Other	213,803
Income on securities loaned	38,065
Foreign taxes withheld	(273,712)
Total investment income	$28,237,578
Expenses
Management fee	$14,264,840
Distribution and service fees	1,341,038
Shareholder servicing costs	1,161,740
Administrative services fee	242,747
Independent Trustees’ compensation	22,571
Custodian fee	99,095
Shareholder communications	181,814
Audit and tax fees	56,392
Legal fees	12,037
Miscellaneous	347,861
Total expenses	$17,730,135
Reduction of expenses by investment adviser and distributor	(163,665)
Net expenses	$17,566,470
Net investment income (loss)	$10,671,108

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$106,716,763
Affiliated issuers	(1,779)
Foreign currency	163
Net realized gain (loss)	$106,715,147
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$39,321,286
Affiliated issuers	877,817
Translation of assets and liabilities in foreign currencies	89
Net unrealized gain (loss)	$40,199,192
Net realized and unrealized gain (loss)	$146,914,339
Change in net assets from operations	$157,585,447

See Notes to Financial Statements

18

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	2/28/19	2/28/18
Change in net assets

From operations
Net investment income (loss)	$10,671,108	$3,100,827
Net realized gain (loss)	106,715,147	68,697,037
Net unrealized gain (loss)	40,199,192	(24,328,730)
Change in net assets from operations	$157,585,447	$47,469,134
Total distributions to shareholders (a)	$(116,052,923)	$(60,735,148)
Change in net assets from fund share transactions	$1,006,106,615	$443,720,146
Total change in net assets	$1,047,639,139	$430,454,132

Net assets
At beginning of period	1,296,394,085	865,939,953
At end of period (b)	$2,344,033,224	$1,296,394,085

(a)

Distributions from net investment income and from net realized gain are no longer required to be separately disclosed. See Note 2. For the year ended February 28, 2018, distributions from net investment income and from net realized gain were $2,500,210 and $58,234,938, respectively.

(b)

Parenthetical disclosure of undistributed net investment income is no longer required. See Note 2. For the year ended February 28, 2018, end of period net assets included undistributed net investment income of $307,615.

See Notes to Financial Statements

19

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended

	2/28/19	2/28/18		2/28/17		2/29/16	2/28/15
Net asset value, beginning of period	$14.92	$14.99		$11.40		$12.98	$13.24

Income (loss) from investment operations
Net investment income (loss) (d)	$0.05	$0.02		$0.03	(c)	$0.05	$0.01
Net realized and unrealized gain (loss)	1.21	0.72		4.18		(1.26)	0.55
Total from investment operations	$1.26	$0.74		$4.21		$(1.21)	$0.56

Less distributions declared to shareholders
From net investment income	$(0.04)	$(0.00	)(w)	$(0.06)		$(0.05)	$(0.01)
From net realized gain	(0.98)	(0.81)		(0.56)		(0.32)	(0.81)
Total distributions declared to shareholders	$(1.02)	$(0.81)		$(0.62)		$(0.37)	$(0.82)
Net asset value, end of period (x)	$15.16	$14.92		$14.99		$11.40	$12.98
Total return (%) (r)(s)(t)(x)	8.90	4.98		37.22	(c)	(9.38)	4.60

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.29	1.33		1.43	(c)	1.55	1.58
Expenses after expense reductions (f)	1.28	1.32		1.39	(c)	1.39	1.45
Net investment income (loss)	0.31	0.12		0.22	(c)	0.38	0.10
Portfolio turnover	57	60		60		60	53
Net assets at end of period (000 omitted)	$318,067	$250,525		$189,746		$52,645	$18,215

See Notes to Financial Statements

20

Financial Highlights – continued

Class B	Year ended

	2/28/19	2/28/18	2/28/17		2/29/16	2/28/15
Net asset value, beginning of period	$14.40	$14.60	$11.16		$12.76	$13.11

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.07)	$(0.09)	$(0.07	)(c)	$(0.05)	$(0.08)
Net realized and unrealized gain (loss)	1.17	0.70	4.08		(1.23)	0.54
Total from investment operations	$1.10	$0.61	$4.01		$(1.28)	$0.46

Less distributions declared to shareholders
From net investment income	$—	$—	$(0.01)		$—	$—
From net realized gain	(0.98)	(0.81)	(0.56)		(0.32)	(0.81)
Total distributions declared to shareholders	$(0.98)	$(0.81)	$(0.57)		$(0.32)	$(0.81)
Net asset value, end of period (x)	$14.52	$14.40	$14.60		$11.16	$12.76
Total return (%) (r)(s)(t)(x)	8.05	4.21	36.17	(c)	(10.10)	3.90

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.04	2.08	2.18	(c)	2.28	2.34
Expenses after expense reductions (f)	2.03	2.07	2.14	(c)	2.14	2.20
Net investment income (loss)	(0.48)	(0.63)	(0.54	)(c)	(0.38)	(0.65)
Portfolio turnover	57	60	60		60	53
Net assets at end of period (000 omitted)	$7,198	$6,329	$5,872		$1,545	$1,503

Class C	Year ended

	2/28/19	2/28/18	2/28/17		2/29/16	2/28/15
Net asset value, beginning of period	$14.33	$14.54	$11.11		$12.73	$13.09

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.08)	$(0.09)	$(0.06	)(c)	$(0.04)	$(0.08)
Net realized and unrealized gain (loss)	1.18	0.69	4.05		(1.23)	0.53
Total from investment operations	$1.10	$0.60	$3.99		$(1.27)	$0.45

Less distributions declared to shareholders
From net investment income	$—	$—	$—		$(0.03)	$—
From net realized gain	(0.98)	(0.81)	(0.56)		(0.32)	(0.81)
Total distributions declared to shareholders	$(0.98)	$(0.81)	$(0.56)		$(0.35)	$(0.81)
Net asset value, end of period (x)	$14.45	$14.33	$14.54		$11.11	$12.73
Total return (%) (r)(s)(t)(x)	8.09	4.15	36.17	(c)	(10.08)	3.83

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.04	2.08	2.18	(c)	2.30	2.33
Expenses after expense reductions (f)	2.03	2.07	2.14	(c)	2.14	2.19
Net investment income (loss)	(0.56)	(0.64)	(0.46	)(c)	(0.37)	(0.64)
Portfolio turnover	57	60	60		60	53
Net assets at end of period (000 omitted)	$41,046	$52,616	$63,140		$35,227	$4,144

See Notes to Financial Statements

21

Financial Highlights – continued

Class I	Year ended

	2/28/19	2/28/18	2/28/17		2/29/16	2/28/15
Net asset value, beginning of period	$15.00	$15.06	$11.44		$13.01	$13.28

Income (loss) from investment operations
Net investment income (loss) (d)	$0.12	$0.06	$0.06	(c)	$0.08	$0.04
Net realized and unrealized gain (loss)	1.19	0.73	4.20		(1.26)	0.54
Total from investment operations	$1.31	$0.79	$4.26		$(1.18)	$0.58

Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.04)	$(0.08)		$(0.07)	$(0.04)
From net realized gain	(0.98)	(0.81)	(0.56)		(0.32)	(0.81)
Total distributions declared to shareholders	$(1.06)	$(0.85)	$(0.64)		$(0.39)	$(0.85)
Net asset value, end of period (x)	$15.25	$15.00	$15.06		$11.44	$13.01
Total return (%) (r)(s)(t)(x)	9.19	5.26	37.54	(c)	(9.15)	4.84

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.04	1.08	1.18	(c)	1.29	1.34
Expenses after expense reductions (f)	1.03	1.07	1.14	(c)	1.14	1.20
Net investment income (loss)	0.77	0.37	0.42	(c)	0.62	0.34
Portfolio turnover	57	60	60		60	53
Net assets at end of period (000 omitted)	$917,167	$351,939	$242,154		$31,278	$13,567

Class R1	Year ended

	2/28/19	2/28/18	2/28/17		2/29/16	2/28/15
Net asset value, beginning of period	$14.41	$14.61	$11.16		$12.76	$13.12

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.06)	$(0.09)	$(0.06	)(c)	$(0.05)	$(0.08)
Net realized and unrealized gain (loss)	1.16	0.70	4.07		(1.23)	0.53
Total from investment operations	$1.10	$0.61	$4.01		$(1.28)	$0.45

Less distributions declared to shareholders
From net investment income	$—	$—	$—		$—	$—
From net realized gain	(0.98)	(0.81)	(0.56)		(0.32)	(0.81)
Total distributions declared to shareholders	$(0.98)	$(0.81)	$(0.56)		$(0.32)	$(0.81)
Net asset value, end of period (x)	$14.53	$14.41	$14.61		$11.16	$12.76
Total return (%) (r)(s)(t)(x)	8.04	4.20	36.19	(c)	(10.10)	3.82

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.04	2.08	2.18	(c)	2.28	2.33
Expenses after expense reductions (f)	2.03	2.07	2.14	(c)	2.14	2.20
Net investment income (loss)	(0.42)	(0.64)	(0.45	)(c)	(0.37)	(0.64)
Portfolio turnover	57	60	60		60	53
Net assets at end of period (000 omitted)	$1,581	$1,228	$210		$200	$302

See Notes to Financial Statements

22

Financial Highlights – continued

Class R2	Year ended

	2/28/19	2/28/18	2/28/17		2/29/16	2/28/15
Net asset value, beginning of period	$14.87	$14.97	$11.40		$12.96	$13.25

Income (loss) from investment operations
Net investment income (loss) (d)	$0.02	$(0.02)	$(0.00	)(c)(w)	$0.02	$(0.02)
Net realized and unrealized gain (loss)	1.19	0.73	4.17		(1.25)	0.54
Total from investment operations	$1.21	$0.71	$4.17		$(1.23)	$0.52

Less distributions declared to shareholders
From net investment income	$(0.01)	$—	$(0.04)		$(0.01)	$—
From net realized gain	(0.98)	(0.81)	(0.56)		(0.32)	(0.81)
Total distributions declared to shareholders	$(0.99)	$(0.81)	$(0.60)		$(0.33)	$(0.81)
Net asset value, end of period (x)	$15.09	$14.87	$14.97		$11.40	$12.96
Total return (%) (r)(s)(t)(x)	8.59	4.78	36.81	(c)	(9.58)	4.32

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.54	1.58	1.68	(c)	1.78	1.83
Expenses after expense reductions (f)	1.53	1.57	1.64	(c)	1.64	1.70
Net investment income (loss)	0.16	(0.13)	(0.02	)(c)	0.14	(0.15)
Portfolio turnover	57	60	60		60	53
Net assets at end of period (000 omitted)	$3,719	$2,349	$1,216		$528	$567

Class R3	Year ended

	2/28/19	2/28/18	2/28/17		2/29/16	2/28/15
Net asset value, beginning of period	$14.96	$15.03	$11.43		$13.00	$13.27

Income (loss) from investment operations
Net investment income (loss) (d)	$0.06	$0.02	$0.01	(c)	$0.04	$0.01
Net realized and unrealized gain (loss)	1.20	0.73	4.20		(1.24)	0.54
Total from investment operations	$1.26	$0.75	$4.21		$(1.20)	$0.55

Less distributions declared to shareholders
From net investment income	$(0.04)	$(0.01)	$(0.05)		$(0.05)	$(0.01)
From net realized gain	(0.98)	(0.81)	(0.56)		(0.32)	(0.81)
Total distributions declared to shareholders	$(1.02)	$(0.82)	$(0.61)		$(0.37)	$(0.82)
Net asset value, end of period (x)	$15.20	$14.96	$15.03		$11.43	$13.00
Total return (%) (r)(s)(t)(x)	8.88	5.04	37.11	(c)	(9.30)	4.57

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.29	1.33	1.46	(c)	1.55	1.59
Expenses after expense reductions (f)	1.28	1.32	1.39	(c)	1.39	1.45
Net investment income (loss)	0.40	0.11	0.08	(c)	0.36	0.10
Portfolio turnover	57	60	60		60	53
Net assets at end of period (000 omitted)	$45,355	$26,095	$14,208		$2,095	$739

See Notes to Financial Statements

23

Financial Highlights – continued

Class R4	Year ended

	2/28/19	2/28/18	2/28/17		2/29/16	2/28/15
Net asset value, beginning of period	$15.02	$15.08	$11.46		$13.03	$13.29

Income (loss) from investment operations
Net investment income (loss) (d)	$0.10	$0.06	$0.06	(c)	$0.08	$0.05
Net realized and unrealized gain (loss)	1.21	0.73	4.20		(1.26)	0.54
Total from investment operations	$1.31	$0.79	$4.26		$(1.18)	$0.59

Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.04)	$(0.08)		$(0.07)	$(0.04)
From net realized gain	(0.98)	(0.81)	(0.56)		(0.32)	(0.81)
Total distributions declared to shareholders	$(1.06)	$(0.85)	$(0.64)		$(0.39)	$(0.85)
Net asset value, end of period (x)	$15.27	$15.02	$15.08		$11.46	$13.03
Total return (%) (r)(s)(t)(x)	9.19	5.28	37.46	(c)	(9.12)	4.89

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.03	1.08	1.20	(c)	1.29	1.33
Expenses after expense reductions (f)	1.03	1.07	1.14	(c)	1.14	1.20
Net investment income (loss)	0.66	0.36	0.45	(c)	0.65	0.35
Portfolio turnover	57	60	60		60	53
Net assets at end of period (000 omitted)	$71,765	$5,469	$2,440		$584	$178

Class R6	Year ended

	2/28/19	2/28/18	2/28/17		2/29/16	2/28/15
Net asset value, beginning of period	$15.02	$15.08	$11.45		$13.02	$13.28

Income (loss) from investment operations
Net investment income (loss) (d)	$0.12	$0.07	$0.10	(c)	$0.09	$0.06
Net realized and unrealized gain (loss)	1.20	0.73	4.18		(1.26)	0.55
Total from investment operations	$1.32	$0.80	$4.28		$(1.17)	$0.61

Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.05)	$(0.09)		$(0.08)	$(0.06)
From net realized gain	(0.98)	(0.81)	(0.56)		(0.32)	(0.81)
Total distributions declared to shareholders	$(1.07)	$(0.86)	$(0.65)		$(0.40)	$(0.87)
Net asset value, end of period (x)	$15.27	$15.02	$15.08		$11.45	$13.02
Total return (%) (r)(s)(t)(x)	9.28	5.36	37.68	(c)	(9.09)	5.00

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.92	0.97	1.07	(c)	1.21	1.23
Expenses after expense reductions (f)	0.92	0.96	1.02	(c)	1.06	1.10
Net investment income (loss)	0.78	0.47	0.73	(c)	0.71	0.45
Portfolio turnover	57	60	60		60	53
Net assets at end of period (000 omitted)	$938,134	$599,845	$346,955		$290,204	$312,860

See Notes to Financial Statements

24

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

25

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS New Discovery Value Fund (the fund) is a diversified series of MFS Series Trust XIII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund will generally focus on securities of small size companies which may be more volatile than those of larger companies.

In August 2018, the Securities and Exchange Commission (SEC) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the fund adopted the Final Rule with the impacts being that the fund is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there

26

Notes to Financial Statements – continued

were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases,

27

Notes to Financial Statements – continued

an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of February 28, 2019 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$2,317,362,611	$—	$—	$2,317,362,611
Mutual Funds	57,728,995	—	—	57,728,995
Total	$2,375,091,606	$—	$—	$2,375,091,606

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from

28

Notes to Financial Statements – continued

collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $1,347,321. The fair value of the fund’s investment securities on loan and a related liability of $1,154,698 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. Additionally, these loans were collateralized by U.S. Treasury Obligations of $269,382 held by the lending agent. The collateral on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries

29

Notes to Financial Statements – continued

in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 2/28/19	Year ended 2/28/18
Ordinary income (including any short-term capital gains)	$59,674,693	$29,802,893
Long-term capital gains	56,378,230	30,932,255

Total distributions	$116,052,923	$60,735,148

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 2/28/19

Cost of investments	$2,239,188,657
Gross appreciation	222,430,159

Gross depreciation	(86,527,210)
Net unrealized appreciation (depreciation)	$135,902,949

Undistributed ordinary income	6,120,598
Undistributed long-term capital gain	35,846,612
Other temporary differences	89

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Class C shares will convert to Class A shares approximately ten years after purchase. The fund’s distributions declared to

30

Notes to Financial Statements – continued

shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain

	Year ended 2/28/19	Year ended 2/28/18	Year ended 2/28/19	Year ended 2/28/18
Class A	$786,172	$2,738	$18,139,315	$12,167,902
Class B	—	—	466,649	345,323
Class C	—	—	2,718,879	3,370,695
Class I	3,003,896	632,564	35,133,618	12,811,827
Class R1	—	—	100,121	60,033
Class R2	3,128	—	196,773	88,938
Class R3	104,292	17,369	2,370,621	1,175,851
Class R4	111,502	13,126	1,302,590	235,567
Class R6	4,593,238	1,834,413	47,022,129	27,978,802
Total	$8,602,228	$2,500,210	$107,450,695	$58,234,938

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.90%
In excess of $1 billion and up to $2.5 billion	0.80%
In excess of $2.5 billion	0.75%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended February 28, 2019, this management fee reduction amounted to $161,734, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended February 28, 2019 was equivalent to an annual effective rate of 0.85% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes

A	B	C	I	R1	R2	R3	R4	R6
1.39%	2.14%	2.14%	1.14%	2.14%	1.64%	1.39%	1.14%	1.10%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until June 30, 2020. For the year ended February 28, 2019, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

31

Notes to Financial Statements – continued

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $209,850 for the year ended February 28, 2019, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$702,702
Class B	0.75%	0.25%	1.00%	1.00%	70,359
Class C	0.75%	0.25%	1.00%	1.00%	446,298
Class R1	0.75%	0.25%	1.00%	1.00%	14,565
Class R2	0.25%	0.25%	0.50%	0.50%	14,994
Class R3	—	0.25%	0.25%	0.25%	92,120
Total Distribution and Service Fees					$1,341,038

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended February 28, 2019 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended February 28, 2019, this rebate amounted to $1,884, $21, and $26 for Class A, Class B, and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended February 28, 2019, were as follows:

Amount
Class A	$11,852
Class B	9,984
Class C	5,587

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as

32

Notes to Financial Statements – continued

determined periodically under the supervision of the fund’s Board of Trustees. For the year ended February 28, 2019, the fee was $71,289, which equated to 0.0043% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended February 28, 2019, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,090,451.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended February 28, 2019 was equivalent to an annual effective rate of 0.0146% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended February 28, 2019, the fee paid by the fund under this agreement was $2,784 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

On August 15, 2017, MFS redeemed 821, 4,360, and 4,359 shares of Class R1, Class R2, and Class R4, respectively, for an aggregate amount of $136,534. On December 14, 2018, MFS redeemed 3,814 shares of Class R1 for an aggregate amount of $49,392.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended February 28, 2019, the fund

33

Notes to Financial Statements – continued

engaged in purchase transactions pursuant to this policy, which amounted to $7,382,793.

The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended February 28, 2019, this reimbursement amounted to $205,588, which is included in “Other” income in the Statement of Operations.

(4) Portfolio Securities

For the year ended February 28, 2019, purchases and sales of investments, other than short-term obligations, aggregated $1,840,654,864 and $936,718,194, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 2/28/19		Year ended 2/28/18

	Shares	Amount	Shares	Amount
Shares sold
Class A	8,041,062	$122,957,850	7,620,306	$115,730,935
Class B	108,564	1,644,646	111,800	1,626,432
Class C	1,128,691	16,438,519	953,724	13,897,391
Class I	47,776,948	719,626,709	18,261,014	280,012,577
Class R1	31,229	465,123	98,395	1,425,401
Class R2	122,320	1,876,434	122,873	1,876,309
Class R3	2,064,259	31,092,121	1,042,355	16,091,843
Class R4	4,568,336	68,736,857	257,328	4,001,163
Class R6	28,244,020	421,028,847	19,772,291	299,835,093
	92,085,429	$1,383,867,106	48,240,086	$734,497,144
Shares issued to shareholders in reinvestment of distributions
Class A	1,310,231	$18,890,361	807,105	$12,148,651
Class B	32,910	458,112	23,438	341,528
Class C	195,279	2,711,087	232,673	3,369,313
Class I	2,554,758	36,739,155	828,351	12,590,628
Class R1	7,210	100,121	4,111	60,033
Class R2	13,945	199,901	5,928	88,938
Class R3	171,290	2,474,913	78,797	1,193,220
Class R4	97,915	1,414,092	16,338	248,693
Class R6	3,103,837	45,025,490	1,895,003	28,768,656
	7,487,375	$108,013,232	3,891,744	$58,809,660

34

Notes to Financial Statements – continued

	Year ended 2/28/19		Year ended 2/28/18

	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(5,159,565)	$(77,005,362)	(4,296,440)	$(64,867,911)
Class B	(85,354)	(1,256,709)	(97,933)	(1,422,812)
Class C	(2,154,430)	(31,919,718)	(1,859,500)	(27,477,643)
Class I	(13,637,977)	(202,994,639)	(11,707,017)	(175,534,080)
Class R1	(14,868)	(212,816)	(31,691)	(461,413)
Class R2	(47,806)	(727,197)	(52,011)	(766,295)
Class R3	(996,009)	(15,674,483)	(321,589)	(4,934,484)
Class R4	(330,031)	(5,054,993)	(71,354)	(1,084,630)
Class R6	(9,852,865)	(150,927,806)	(4,743,740)	(73,037,390)
	(32,278,905)	$(485,773,723)	(23,181,275)	$(349,586,658)

Net change
Class A	4,191,728	$64,842,849	4,130,971	$63,011,675
Class B	56,120	846,049	37,305	545,148
Class C	(830,460)	(12,770,112)	(673,103)	(10,210,939)
Class I	36,693,729	553,371,225	7,382,348	117,069,125
Class R1	23,571	352,428	70,815	1,024,021
Class R2	88,459	1,349,138	76,790	1,198,952
Class R3	1,239,540	17,892,551	799,563	12,350,579
Class R4	4,336,220	65,095,956	202,312	3,165,226
Class R6	21,494,992	315,126,531	16,923,554	255,566,359
	67,293,899	$1,006,106,615	28,950,555	$443,720,146

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Fund, the MFS Moderate Allocation Fund, the MFS Aggressive Growth Allocation Fund, and the MFS Conservative Allocation Fund were the owners of record of approximately 4%, 4%, 2%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2020 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, the MFS Lifetime 2060 Fund, and the MFS Lifetime Income Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for

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Notes to Financial Statements – continued

temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Bank Funding rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Bank Funding rate plus an agreed upon spread. For the year ended February 28, 2019, the fund’s commitment fee and interest expense were $8,805 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
Construction Partners, Inc., “A”		—	1,182,346	—	1,182,346
MFS Institutional Money Market Portfolio		25,271,435	931,592,135	(900,289,273)	56,574,297

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Capital Gain Distributions	Dividend Income	Ending Value
Construction Partners, Inc., “A”	$—	$878,559	$—	$—	$14,613,797
MFS Institutional Money Market Portfolio	(1,779)	(742)	—	620,014	56,574,297
	$(1,779)	$877,817	$—	$620,014	$71,188,094

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of MFS New Discovery Value Fund and the Board of Trustees of MFS Series Trust XIII

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MFS New Discovery Value Fund (the “Fund”) (one of the funds constituting MFS Series Trust XIII (the “Trust”)), including the portfolio of investments, as of February 28, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust XIII) at February 28, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included

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Report of Independent Registered Public Accounting Firm – continued

evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more MFS investment companies since 1993.

Boston, Massachusetts

April 16, 2019

38

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of April 1, 2019, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 55)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 57)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 64)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A

Steven E. Buller (age 67)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

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Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 64)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 63)	Trustee	January 2009	135	Private investor	N/A

Michael Hegarty (age 74)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)

Peter D. Jones (age 63)	Trustee	January 2019	135	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 57)	Trustee	January 2019	135	KielStrand Capital LLC (family office and merchant bank), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (since 2016)

40

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 62)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 63)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 61)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 50)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President

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Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 52)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 59)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Ethan D. Corey (k) (age 55)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo (k) (age 50)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 51)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 46)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

42

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Amanda S. Mooradian (k) (age 40)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Susan A. Pereira (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 48)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 44)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Frank L. Tarantino (age 75)	Independent Senior Officer	June 2004	135	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2007	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Martin J. Wolin (k) (age 51)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

James O. Yost (k) (age 58)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

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Trustees and Officers – continued

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Hegarty, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager(s)
Kevin Schmitz

44

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2019 income tax forms in January 2020. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $65,483,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 31.02% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).

45

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

46

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

47

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CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, Michael Hegarty, James Kilman, and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller, Hegarty, Kilman and Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to certain series of the Registrant and Ernst & Young LLP (“E&Y”) to serve in the same capacity to certain other series of the Registrant (each a “Fund” and collectively the “Funds”). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to each Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended February 28, 2019 and 2018, respectively, audit fees billed to each Fund by Deloitte and E&Y were as follows:

	Audit Fees
	2019	2018
Fees billed by Deloitte:
MFS Government Securities Fund	54,910	53,693

	Audit Fees
	2019	2018
Fees billed by E&Y:
MFS Diversified Income Fund	58,786	57,482
MFS New Discovery Value Fund	46,352	45,328
Total	105,138	102,810

For the fiscal years ended February 28, 2019 and 2018, respectively, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2019	2018	2019	2018	2019	2018
Fees billed by Deloitte:
To MFS Government Securities Fund	0	0	7,205	7,043	0	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2019	2018	2019	2018	2019	2018
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Government Securities Fund*	0	0	0	0	5,390	5,390

	Aggregate fees for non-audit services
	2019	2018
Fees billed by Deloitte:
To MFS Government Securities Fund, MFS and MFS Related Entities#	12,595	402,112

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2019	2018	2019	2018	2019	2018
Fees billed by E&Y:
To MFS Diversified Income Fund	0	0	8,624	9,536	2,018	2,062
To MFS New Discovery Value Fund	0	0	8,677	8,476	1,388	1,243
Total fees billed by E&Y To above Funds	0	0	17,301	18,012	3,406	3,305

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2019	2018	2019	2018	2019	2018
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS Diversified Income Fund*	1,743,310	1,767,893	0	0	104,750	102,450
To MFS and MFS Related Entities of MFS New Discovery Value Fund*	1,743,310	1,767,893	0	0	104,750	102,450

	Aggregate fees for non-audit services
	2019	2018
Fees billed by E&Y:
To MFS Diversified Income Fund, MFS and MFS Related Entities#	2,071,602	2,048,941
To MFS New Discovery Value Fund, MFS and MFS Related Entities#	2,071,025	2,047,062

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#

This amount reflects the aggregate fees billed by Deloitte or E&Y, as the case may be, for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.

[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]	The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.
[4]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to reviews of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto as EX-99.COE.

(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)

If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST XIII

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President

Date: April 16, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: April 16, 2019

By (Signature and Title)*	JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: April 16, 2019

*	Print name and title of each signing officer under his or her signature.